                                                                  EXHIBIT 10.2.3

                            REIMBURSEMENT AGREEMENT



                                    Between


                  APEX TELECOMMUNICATIONS MANUFACTURING, INC.


                                      AND



                         THE HUNTINGTON NATIONAL BANK



               Re:  $3,500,000 Business Finance Authority
                    of the State of New Hampshire
                    Adjustable Rate Demand
                    Industrial Development Revenue Bonds,
                    Series 1999 (Apex Telecommunications
                    Manufacturing, Inc. Project)

                               TABLE OF CONTENTS

                                                                            Page
1.   Definitions And Accounting Terms.......................................   1
     --------------------------------

     1.1    Defined Terms...................................................   1
            -------------

     1.2    Use of Defined Terms............................................   5
            --------------------

     1.3    Accounting Terms................................................   5
            ----------------

     1.4    Exhibits........................................................   5
            --------

2.   Bonds..................................................................   5
     -----

3.   Letter of Credit.......................................................   5
     ----------------

4.   Letter of Credit Documents.............................................   6
     --------------------------

     4.1    Security Documents..............................................   6
            ------------------

     4.2    Other Documents and Actions.....................................   6
            ---------------------------

     4.3    Right of Set-Off Against the Borrower; Additional Collateral....   6
            ------------------------------------------------------------

5.   Conditions to Issuance, Disbursements and Closing......................   7
     -------------------------------------------------

     5.1    Conditions to Issuance..........................................   7
            ----------------------

     5.2    Bank's Consent to Disbursements.................................  10
            -------------------------------

     5.3    Disbursement Requests...........................................  10
            ---------------------

     5.4    Conditions to Disbursement......................................  10
            --------------------------

6.   Reimbursement and Other Payments; Extension............................  11
     -------------------------------------------

     6.1    Reimbursement and Other Payments................................  11
            --------------------------------

     6.2    Payments........................................................  13
            --------

     6.3    Increased Costs Due to Change in Law............................  14
            ------------------------------------

     6.4    Obligations Absolute............................................  14
            --------------------

     6.5    Termination and Extension of Letter of Credit...................  15
            ---------------------------------------------

     6.6    Pledge of Remarketing Bonds and Beneficial Ownership Interests..  15
            --------------------------------------------------------------

     6.7    Reinstatement...................................................  17
            -------------

7.   Representations and Warranties by the Borrower.........................  17
     ----------------------------------------------

     7.1    Organization of the Borrower and the Guarantor..................  17
            ----------------------------------------------

     7.2    Execution, Delivery and Performance of Letter of Credit
            -------------------------------------------------------
            Documents and Bond Documents....................................  18
            ----------------------------

     7.3    Financial Statements............................................  19
            --------------------

     7.4    No Material Adverse Change......................................  19
            --------------------------

     7.5    Tax Liability...................................................  19
            -------------

     7.6    Compliance with Laws............................................  20
            --------------------

     7.7    Litigation......................................................  20
            ----------

     7.8    Compliance with Requirements....................................  20
            ----------------------------

     7.9    Statements......................................................  20
            ----------

     7.10   Pension Plan Liabilities........................................  20
            ------------------------

     7.11   Environmental Protection........................................  21
            ------------------------

     7.12   Year 2000 Compliance............................................  22
            --------------------

8.   Affirmative Covenants of the Borrower..................................  23
     --------------------------------------

     8.1    Protection of Lien on Project Facilities........................  23
            ----------------------------------------

     8.2    Protection of Security Interest in Personal Property............  23
            ----------------------------------------------------

     8.3    Payment of Taxes, Assessments and Charges.......................  23
            -----------------------------------------

     8.4    Undisbursed Bond Proceeds.......................................  23
            -------------------------

     8.5    Insurance.......................................................  24
            ---------

     8.6    Escrow for Taxes, Assessments and Insurance.....................  24
            -------------------------------------------

     8.7    Governmental Approvals..........................................  24
            ----------------------

     8.8    Compliance with Requirements....................................  24
            ----------------------------

     8.9    Books and Records...............................................  24
            -----------------

     8.10   Notice of Litigation............................................  25
            --------------------

     8.11   Notice of Certain Events........................................  25
            ------------------------

     8.12   Opinions and Notices............................................  25
            --------------------

     8.13   Defaults of Others..............................................  25
            ------------------

     8.14   Security of Project Facilities..................................  26
            ------------------------------

     8.15   ERISA...........................................................  26
            -----

     8.16   Payment of Taxes and Claims.....................................  26
            ---------------------------

     8.17   Maintenance of Property and Existence...........................  26
            -------------------------------------

     8.18   Sale of Assets, Merger, Subsidiaries and Tradenames.............  27
            ---------------------------------------------------

     8.19   Other Borrowings and Contingent Liabilities.....................  27
            -------------------------------------------

     8.20   Ownership and Management........................................  27
            ------------------------

     8.21   Financial Statements............................................  27
            --------------------

     8.22   Interim Financial Statements....................................  28
            ----------------------------

     8.23   List of Personal Property.......................................  28
            -------------------------

     8.24   Tax Appeals.....................................................  28
            -----------

     8.25   Copies of Leases................................................  28
            ----------------

     8.26   Maintenance and Furnishing of Project Facilities;
            -------------------------------------------------
            Substitutions and Removals......................................  28
            --------------------------

     8.27   Deposit Accounts................................................  30
            ----------------

     8.28.  Optional Redemption of Bonds and Other Payments.................  30
            ------------------------------------------------

9.   Negative Covenants of the Borrower.....................................  31
     ----------------------------------

     9.1    Liens on Project Facilities.....................................  31
            ---------------------------

     9.2    Liens on Personal Property......................................  31
            --------------------------

     9.3    Transfers of Project Facilities or Bond Document Obligations....  31
            ------------------------------------------------------------

     9.4    Leases..........................................................  31
            ------

     9.5    Easements.......................................................  31
            ---------

     9.6    Amendments to Documents.........................................  32
            -----------------------

     9.7    Nature of Business..............................................  32
            ------------------

10.  [Reserved].............................................................  32

11.  Events of Default and Remedies Upon Default............................  32
     -------------------------------------------

     11.1   Events of Default...............................................  32
            -----------------

     11.2   Remedies Upon Default...........................................  34
            ---------------------

     11.3   Cumulative Remedies; No Waiver..................................  35
            ------------------------------

12.  Miscellaneous..........................................................  36
     -------------

     12.1   Actions.........................................................  36
            -------

     12.2   Nonliability of the Bank........................................  36
            ------------------------

     12.3   No Representations by the Bank..................................  36
            ------------------------------

     12.4   No Third Parties Benefited......................................  37
            --------------------------

     12.5   Indemnity by the Borrower.......................................  37
            -------------------------

     12.6   Commissions.....................................................  37
            -----------

     12.7   Binding Effect..................................................  38
            --------------

     12.8   Execution in Counterparts.......................................  38
            -------------------------

     12.9   Prior Agreements; Amendments; Consents..........................  38
            --------------------------------------

     12.10  Cumulative Remedies; No Waiver..................................  38
            ------------------------------

     12.11  Inclusion of Expenditures in Indebtedness.......................  38
            -----------------------------------------

     12.12  Survival of Representations and Warranties......................  38
            ------------------------------------------

     12.13  Notices.........................................................  39
            -------

     12.14  Further Assurances..............................................  40
            ------------------

     12.15  Governing Law...................................................  40
            -------------

     12.16  Severability of Provisions......................................  40
            --------------------------

     12.17  Headings........................................................  40
            --------

     12.18  Time of the Essence.............................................  40
            -------------------

     12.19  Waiver of Jury Trial............................................  40
            --------------------

     12.20  Warrant of Attorney.............................................  41
            -------------------

     Exhibit A     Letter of Credit
                   ----------------

     Exhibit B     Description of Project Site
                   ---------------------------

                            REIMBURSEMENT AGREEMENT
                            -----------------------

     This Reimbursement Agreement is entered into as of September 1, 1999, by and between APEX TELECOMMUNICATIONS MANUFACTURING, INC., a New Hampshire corporation, (the "Borrower") and THE HUNTINGTON NATIONAL BANK, a national banking association (the "Bank").

            1.  Definitions And Accounting Terms.
                --------------------------------

                1.1  Defined Terms. As used in this Reimbursement Agreement, the
                     -------------
following terms shall have the meaning set forth respectively after each:

            "Agreement" means this Reimbursement Agreement, either as originally executed or as it may from time to time be supplemented or amended.

            "ALTA Policy" means the policy of title insurance covering the Project Site required pursuant to Section 5.1.1 of this Agreement.

            "Beneficial Owner" means, with respect to a Bond, a person with a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

            "Beneficial Ownership Interest" means the right to receive payments and notices with respect to the Bonds that are held by the Depository under a book entry system.

            "Bond Documents" means all of the instruments and agreements which may become effective or be executed from time to time by the Issuer, the Trustee, and/or the Borrower in connection with the Bonds, including without limitation the following, as from time to time supplemented or amended:

     (i)    the Trust Indenture;

     (ii)   the Loan Agreement;

     (iii)  the Note;

     (iv)   the Bond Placement Agreement;

     (v)    the Bond Legislation;

     (vi) the Tax Regulatory Agreement, dated as of September 1, 1999, among the Borrower, the Issuer and the Trustee;

     (vii)  the Letter of Representations;

     (viii) the Remarketing Agreement; and

     (ix)   the Private Placement Memorandum, dated September 30, 1999.

            "Bond Fund" means, the Bond Fund as defined in the Trust Indenture.

            "Bond Legislation" means the Bond Legislation as defined in the Trust Indenture.

            "Bond Proceeds" means the proceeds of the Bonds, including without limitation the amounts held from time to time by the Trustee in the Project Fund, and any reserve or other fund, as well as any insurance or condemnation proceeds or other assets held by the Trustee in special funds established pursuant to the Bond Documents or otherwise, but excluding any amounts deposited in the Bond Fund and in any fund established to comply with the rebate requirements of Section 148 of the Internal Revenue Code of 1986, as amended.

            "Bond Placement Agreement" means the Bond Placement Agreement dated September 30, 1999, among the Issuer, the Borrower, the Bank and the Placement Agent, as from time to time supplemented or amended with the prior written consent of the Bank.

            "Bonds" means the $3,500,000 Business Finance Authority of the State of New Hampshire Adjustable Rate Demand Industrial Development Revenue Bonds, Series 1999 (Apex Telecommunications Manufacturing, Inc. Project) to be issued pursuant to the Trust Indenture for the purpose of financing and/or refinancing the Project Costs.

            "Borrower Representative" means each of one or more Persons authorized in writing from time to time by the Borrower, to deliver certificates, requests for disbursements and other documents and instruments to the Bank pursuant to this Agreement and, in the absence of such designation, means any officer of the Borrower.

            "Business Day" means any day of the year, other than (a) a Saturday;
(b) a Sunday; (c) a day on which commercial banks located in the cities in which the principal corporate trust office of the Trustee and the principal offices of the Bank and the Remarketing Agent are located are required or authorized by law to remain closed; or (d) a day on which the New York Stock Exchange is closed.

            "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in the Bonds, and to effect transfers of book entry interests in Bonds, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

            "Determination of Taxability" means a Determination of Taxability as determined in accordance with the terms of the Trust Indenture.

            "Disbursement" means each of the disbursements by the Trustee from the Project Fund pursuant to this Agreement and the Bond Documents.

            "Event of Default" means each of those events so designated in
Section 11.1 of this Agreement.

            "Financing Statements" means the UCC-1 financing statements required pursuant to Section 4.1 of this Agreement, as from time to time supplemented or amended.

            "Fiscal Year" means the fiscal year of the Borrower.

            "Guarantor" means PECO II, Inc., an Ohio corporation.

            "Guaranty Agreement" means the Guaranty Agreement of even date herewith executed and delivered by the Guarantor to the Trustee, as from time to time supplemented or amended with the written consent of the Bank.

            "Issuer" means the Business Finance Authority of the State of New Hampshire, a body corporate and politic as an agency organized and existing under the Constitution and laws of the State of New Hampshire.

            "Letter of Credit" means the letter of credit to be issued by the Bank pursuant to this Agreement in the form attached hereto as Exhibit A, either
                                                               ---------
as originally executed or as it may from time to time be extended, renewed or replaced pursuant to this Agreement.

            "Letter of Credit Documents" means, collectively, this Agreement and the Security Documents, as from time to time supplemented or amended.

            "Letter of Representations" means the Letter of Representations from the Issuer, the Borrower, the Trustee, the Remarketing Agent, the Registrar (as defined in the Trust Indenture) and the Paying Agent (as defined in the Trust Indenture) to the Depository, as supplemented and amended from time to time.

            "Loan Agreement" means the Loan Agreement of even date herewith, by and between the Issuer and the Borrower, as from time to time supplemented or amended with the written consent of the Bank.

            "Mortgage" means the Mortgage, Assignment of Rents, and Security Agreement of even date herewith executed and delivered by the Borrower to the Bank, as from time to time supplemented or amended.

            "Note" means the Series 1999 Promissory Note of the Borrower payable to the Trustee, dated September 30, 1999, in the form attached to the Loan Agreement as Exhibit C.

            "Participant" means any financial institution which may become liable for funding a portion of draws under the Letter of Credit pursuant to the terms of a participation agreement between the Bank and the Participant.

            "Permitted Encumbrances" means the utility, access and other easements, rights-of-way, mineral rights, restrictions and exceptions of record encumbering the Project Site and approved by the Bank for inclusion as exceptions in the policy of title insurance in favor of the Bank insuring the lien of the Mortgage on the Project Site, as from time to time supplemented or amended with the prior written consent of the Bank.

            "Person" means and includes an individual, corporation, partnership, limited liability company, trust, unincorporated organization or association and a government or any department or agency thereof.

            "Placement Agent" means The Huntington National Bank, a national banking association.

            "Prime Rate" means the interest rate per annum established by The Huntington National Bank from time to time as such bank's prime commercial rate based on its consideration of economic, money market, business and competitive factors, and is not necessarily such bank's most favored rate. Subject to any minimum or maximum rate limitations specified by applicable law, the Prime Rate will automatically and immediately change from time to time effective as of the effective date of each such change in the prime commercial rate of such bank.

            "Private Placement Memorandum" means the Private Placement Memorandum dated September 30, 1999 relating to the Bonds.

            "Project" means the facility for the manufacture of products for the telecommunications industry to be located on the Project Site, and the acquisition, construction, installation, renovation and equipping thereof.

            "Project Costs" means all costs of any nature whatsoever incurred by or on behalf of the Borrower in connection with the acquisition, construction, installation, renovation and equipping of the Project.

            "Project Facilities" means the Project Site and the Project, together with any additions, modifications and substitutions to those facilities or any other improvements to the Project Site.

            "Project Site" means the real property described in Exhibit B hereto, and any additions thereto, less any removals therefrom, made in the manner and to the extent provided in the Mortgage and this Agreement, and all existing improvements, fixtures, furniture, equipment and machinery located thereon or used in connection therewith.

            "Remarketing Agent" means the Remarketing Agent as designated from time to time pursuant to the provisions of the Trust Indenture.

            "Remarketing Agreement" means the Remarketing Agreement of even date herewith between the Borrower and the Remarketing Agent, as from time to time supplemented or amended.

            "Security Agreement" means the Security Agreement (Equipment, Fixtures, Inventory, and Accounts), dated as of even date herewith from the Borrower to the Bank, as from time to time supplemented or amended.

            "Security Documents" means, collectively, the Mortgage, the Security Agreement, the Financing Statements, the Guaranty Agreement and any other mortgage, security agreement, guaranty, financing statement or assignment now, heretofore or hereafter executed to secure the obligations of the Borrower under this Agreement, in each case either as originally executed or as the same may from time to time be supplemented or amended.

            "Trustee" means The Huntington National Bank, a national banking association, with its principal corporate trust office located in Columbus, Ohio, or its successors as trustee under the Trust Indenture.

            "Trust Indenture" means the Trust Indenture of even date herewith executed and delivered by the Issuer and the Trustee, as from time to time supplemented or amended.

            1.2   Use of Defined Terms. Any defined term used in the plural
                  --------------------
shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any number of the members of the relevant class.

            1.3   Accounting Terms. All accounting terms not specifically
                  ----------------
defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles ("GAAP"), applied on a consistent basis.

            1.4   Exhibits. All Exhibits to this Agreement, either as now
                  --------
existing or as the same may from time to time be supplemented or amended, are incorporated herein by this reference.

     2.     Bonds. The Borrower contemplates entry into the Bond Documents to
            -----
which it is a party in order to cause the issuance of the Bonds, so that the Bond Proceeds may be used to finance and/or refinance the cost of the acquisition, construction, installation, renovation and equipping of the Project.

     3.     Letter of Credit. The Borrower has requested the Bank to issue an
            ----------------
irrevocable direct pay letter of credit in the form attached hereto as Exhibit "A" in an aggregate amount not exceeding $3,565,334, of which (a) an amount not exceeding $3,500,000 shall be available to pay the principal amount of the Bonds and the portion of purchase or redemption price corresponding to principal of the Bonds and (b) an amount not exceeding $65,334 shall be available to pay for up to 56 days' interest accrued on the Bonds and the portion of purchase or redemption price corresponding to interest on the Bonds at the actual interest rate on the Bonds not to exceed a maximum interest rate of 12% per annum, all as more particularly provided in the Letter of Credit. The Bank is willing to issue the Letter of Credit on the terms and conditions contained in this Agreement and the other Letter of Credit Documents.

     4.     Letter of Credit Documents.
            --------------------------

            4.1   Security Documents. In consideration of the Bank's entry into
                  ------------------
this Agreement and the other Letter of Credit Documents, and as security for the prompt payment when due of all sums of principal, interest and purchase price advanced by the Bank pursuant to the Letter of Credit as well as for payment of any other sums owing pursuant to this Agreement or any of the other Letter of Credit Documents, together with any and all extensions, renewals, modifications and amendments thereof and as security for the performance and observance of all of the covenants, agreements and conditions contained in the Letter of Credit, this Agreement and all of the other Letter of Credit Documents, the Borrower shall, at its sole expense, execute and deliver or cause to be executed and delivered to the Bank and record or cause to be recorded, if appropriate, the following documents, each of which shall be in such form and content, and executed by such persons and/or entities, as the Bank shall in its reasonable discretion require:

                  (a)    the Mortgage;

                  (b)    the Security Agreement;

                  (c)    the Financing Statements; and

                  (d)    the Guaranty Agreement.

            4.2   Other Documents and Actions. The Borrower agrees to execute,
                  ---------------------------
acknowledge and/or deliver or cause to be executed, acknowledged and/or delivered to the Bank such other instruments, agreements and other documents, and to take such actions, upon request by the Bank, as the Bank may reasonably request in order to carry out the purposes of this Agreement and the other Letter of Credit Documents and the transactions contemplated thereby and to protect and/or further the validity, priority and/or enforceability of the Security Documents or subject to the Security Documents and the security interest and/or lien thereby created, any property, together with any renewals, additions, substitutions, replacements or betterments thereto, intended by the terms of this Agreement or the other Letter of Credit Documents to be covered by the Security Documents.

            4.3   Right of Set-Off Against the Borrower; Additional
                  -------------------------------------------------
Collateral.
----------
                  (a) Upon the occurrence and during the continuance of any Event of Default hereunder, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower, against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the other Letter of Credit Documents, irrespective of whether or not the Bank shall have made any demand hereunder and although such obligations may be unmatured.

                  (b) The Bank agrees promptly to notify the Borrower and the Trustee after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section 4.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

     5.     Conditions to Issuance, Disbursements and Closing
            -------------------------------------------------

            5.1   Conditions to Issuance. The obligation of the Bank to issue
                  ----------------------
the Letter of Credit is subject to the following conditions precedent, unless specifically waived in writing by the Bank:

                  5.1.1 The Bank shall have received all the following, each of which shall be in form and substance satisfactory to the Bank:

                  (a) manually executed counterparts of the Letter of Credit Documents and the Bond Documents and the fees and expenses required by Section
6.1 of this Agreement to be paid on the date of issuance of the Letter of Credit;

                  (b) a copy of the Articles of Incorporation of the Borrower, as amended, certified by the Secretary of State of New Hampshire, the Bylaws, as amended, of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower, and a certificate of the Secretary of State of New Hampshire as to the Borrower's good standing as a corporation duly organized and existing under the laws of the State of New Hampshire;

                  (c) a copy of the Articles of Incorporation of the Guarantor, as amended, certified by the Secretary of State of Ohio, the Code of Regulations, as amended, of the Guarantor, certified by the Secretary or an Assistant Secretary of the Guarantor, and a certificate of the Secretary of State of Ohio as to the Guarantor's good standing as a corporation duly organized and existing under the laws of the State of Ohio;

                  (d) copies of such currently effective licenses, permits and approvals of governmental authorities as are necessary to evidence the legal authority of the Borrower to operate the Project;

                  (e) corporate resolutions in form and substance satisfactory to the Bank and certified to the date of issuance of the Letter of Credit by the Secretary or Assistant Secretary of the Borrower authorizing the Borrower's execution and delivery of the Letter of Credit Documents and the Bond Documents to which it is a party and empowering the signatories thereto to act on behalf of the Borrower;

                  (f) corporate resolutions in form and substance satisfactory to the Bank and certified to the date of issuance of the Letter of Credit by the Secretary or Assistant Secretary of the Guarantor authorizing the Guarantor's execution and delivery of the Letter of Credit Documents to which it is a party and empowering the signatories thereto to act on behalf of the Guarantor;

                  (g) all of the opinions, certificates, and other documents specified in, or requested by the Bank, the Issuer, the Placement Agent or the Borrower pursuant to the Bond Placement Agreement;

                  (h) a written opinion of the Borrower's and Guarantor's counsel, in form and substance satisfactory to the Bank, covering such matters relating to the Borrower, the Guarantor, the Project, the Letter of Credit Documents and the Bond Documents as may be required by the Bank;

                  (i) a written opinion of bond counsel, in form and substance satisfactory to the Bank, covering such matters relating to the Issuer and the Bond Documents as may be required by the Bank;

                  (j) a current property survey of the Project Site certified to the Bank and the title insurance company issuing the ALTA Policy prepared by a registered surveyor in conformity with the Bank's survey standards and locating all access roads, easements and other encumbrances set forth in the ALTA Policy;

                  (k) (i) a standard ALTA mortgagee title insurance commitment, in form and substance and issued by a title insurance company satisfactory to the Bank, together with satisfactory evidence of reinsurance of a portion of the title insurance company's obligations under the final policy of title insurance if required by the Bank in its discretion, naming the Bank as insured in a policy amount of not less than $3,565,334 reflecting the Borrower's marketable title in and to the Project Facilities and containing only exceptions acceptable to the Bank; (ii) in the event the title insurance commitment shows restrictive covenants affecting the Project Site, evidence that such restrictive covenants are not now being violated and will not be violated by the development, construction and renovation of the Project Facilities thereon; and
(iii) after closing and recording, a final policy of title insurance on the ALTA 1970 (Revised 1984) form naming the Bank as insured, containing no exceptions for filed or unfiled mechanics' or materialmen's liens, the rights of parties in possession or as to matters of survey, together with such other endorsements and coverages as may from time to time be required by the Bank, and insuring the Mortgage as a valid first lien on the Project, subject only to Permitted Encumbrances, all in conformity to the Bank's title insurance requirements;

                  (l) certificates of insurance and certified copies of policies in accordance with the Bank's insurance requirements and the other insurance requirements set forth in the Mortgage;

                  (m) an opinion of counsel acceptable to the Bank, to the effect that, in connection with the offer and sale of the Bonds and the issuance of the Letter of Credit, it is not necessary to register any security under the Securities Act of 1933, as amended, or the securities laws of any State or, if such registration is necessary, that all necessary registrations have been made; and the Bank shall, if requested by the Bank, be supplied with a Blue Sky memorandum in form and content acceptable to the Bank;

                  (n) current Uniform Commercial Code searches made in such places as the Bank may specify, covering the Borrower, showing no filings relating to, or which could relate to, the tangible and intangible personal property of the Borrower other than those made hereunder and under the Security Documents and Bond Documents;

                  (o) evidence satisfactory to the Bank that there is satisfactory ingress and egress to the Project Site;

                  (p) a current "Phase One" environmental report regarding hazardous wastes, toxic materials and other environmental hazards on the Project Site, which report shall be certified by an environmental consultant and shall conform in all respects with the Bank's "Phase One Environmental Report Requirements." If warranted by the Phase One environmental report, the Borrower shall provide a detailed audit of the same matters. Such consultant must appear on the Bank's list of approved environmental consultants or be specifically approved in writing by the Bank;

                  (q) evidence satisfactory to the Bank indicating that no portion of the Project Site is located in a flood hazard area designated by the U.S. Department of Housing and Urban Development;

                  (r) receipt with respect to the Project Facilities of (i) evidence that public water, sewer, and other required utilities are available at the Project Site and that the capacities of each such utility are sufficient to adequately service the Project Facilities, (ii) copies of the applicable occupancy permits with respect to the Project and evidence that the Project and its use will comply with all applicable building and other governmental laws, regulations and requirements, and (iii) evidence that the Project Site is finally and unappealably zoned to permit the existing and proposed uses of the Project Site and the Project Facilities;

                  (s) evidence that the Project Site comprises one or more separate tax parcels;

                  (t) evidence that, except for approvals available only upon completion of the Project, all approvals required for the development, construction, renovation, equipping, use and operation of the Project have been granted by all governmental authorities having jurisdiction;

                  (u) an appraisal of the Project Facilities in form and amount acceptable to the Bank on the date of issuance by an MAI appraiser acceptable to the Bank and confirmed by the Bank's review appraiser; and

                  (v) current financial statements for each of the Borrower and the Guarantor, in form and substance satisfactory to the Bank.

            5.1.2 The Bank shall have received confirmation to its satisfaction that the Security Documents and Bond Documents have been duly executed, acknowledged, delivered and recorded or filed as appropriate.

            5.1.3 The Bonds shall have been duly executed and delivered, and all of the Bonds shall have been sold and the purchase price for the Bonds received by the Trustee, as required pursuant to the Bond Documents, simultaneously with the issuance of the Letter of Credit.

            5.1.4 The Bank shall have received, in form and substance satisfactory to the Bank, such additional certificates, documents, consents or opinions as the Bank may reasonably request.

            5.2   Bank's Consent to Disbursements. The Bank's written consent
                  -------------------------------
shall be required as a condition precedent to each Disbursement.

            5.3   Disbursement Requests. The Bank's consent to Disbursements
                  ---------------------
shall be given, subject to the conditions contained in Section 5.4 of this Agreement, only upon written request of the Borrower signed by a Borrower's Representative.

            5.4   Conditions to Disbursement. The Bank's consent to
                  --------------------------
Disbursements required pursuant to Section 5.3, above, shall be given only following satisfaction of each of the following conditions, unless waived by the
Bank:

                  5.4.1 The Borrower shall be in full compliance with all of the conditions set forth in Section 5.1, above, and all of such conditions shall have been satisfied, as of the date of the Disbursement;

                  5.4.2 There shall have occurred no Event of Default which remains unwaived or uncured or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default and, if the Bank shall so require, the Bank shall have received a certificate to that effect signed by a Borrower's Representative;

                  5.4.3  The representations and warranties contained in Section
7.1 through 7.12 below, shall be correct on and as of the date of the Disbursement as though made on and as of that date and, if so requested by the Bank, the Bank shall have received a certificate to that effect signed by a Borrower's Representative;

                  5.4.4 The Borrower shall, at its sole expense, have delivered or caused to be delivered to the Bank originals of the "date down" endorsements to the ALTA Policy as may from time to time be reasonably required by the Bank; and

                  5.4.5 On and as of the date of the Bank's consent to the Disbursement, the Borrower shall have complied in all material respects with all applicable laws, ordinances, regulations and other requirements relating to the Project, and all necessary consents or approvals of any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality shall have been regularly and finally received with respect thereto, to the extent reasonably obtainable by the date of such Disbursement, including without limitation each of the following as applicable:

            (a)   all zoning, land use and planning requirements;

            (b)   subdivision and/or parcel map requirements;

            (c)   construction and building permit requirements; and,

if the Bank shall so require, the Bank shall have received, dated as of the date of the Bank's consent to the Disbursement, a certificate signed by a Borrower's Representative that, to the best of the Borrower's knowledge, such requirements have been complied with; and

                  5.4.6 The Borrower shall be in compliance with all of the terms and conditions imposed by the Bond Document in connection with such Disbursement and, if the Bank shall so require, the Bank shall have received a certificate to that effect signed by a Borrower's Representative.

     6.     Reimbursement and Other Payments; Extension.
            -------------------------------------------

            6.1   Reimbursement and Other Payments. The Borrower hereby agrees
                  --------------------------------
to pay to the Bank:


                  (a) on the date of any Principal Drawing or Interest Drawing (as such terms are defined in the Letter of Credit), a sum equal to the amount of such Principal Drawing or Interest Drawing plus the sum of $50 for each such Principal or Interest Drawing made on the Letter of Credit;

                  (b) the portion of the Remarketing Drawing (as defined in the Letter of Credit) used by the Trustee to pay the principal portion of Bonds or Beneficial Ownership Interests duly tendered, or deemed tendered, for purchase and not remarketed on the applicable Bond Purchase Date (as defined in the Trust Indenture) shall be due and payable to the Bank ninety (90) days after the date of such Remarketing Drawing or on the date the Pledged Bonds (as defined in Section 6.6 below) which were the subject of such Remarketing Drawing are remarketed, whichever shall first occur, and the unreimbursed portion of the Remarketing Drawing shall bear interest from the date of such Remarketing Drawing until payment of such portion thereof in full at the interest rate provided in subsection (d) of this Section 6.1, payable on the first business day of each month, commencing on the first business day of the month following the month in which such Remarketing Drawing occurs. The portion of a Remarketing Drawing used by the Trustee to pay the interest portion of the purchase price of Bonds or Beneficial Ownership Interests duly tendered, or deemed tendered, for purchase on the applicable Bond Purchase Date shall be paid on the date of such Remarketing Drawing, together with the sum of $50 for each such Remarketing Drawing. Any payment of interest on Bonds held by the Bank pursuant to Section
6.6 hereof, if and when received by the Bank, shall be applied by the Bank to the payment of interest owed by the Borrower pursuant to the first sentence of this Section 6.1(b);

                  (c) on demand, all reasonable amounts expended, advanced or incurred by the Bank to satisfy any obligation of the Borrower under this Agreement or any other Letter of Credit Document or to enforce the rights of the Bank under this Agreement or any other Letter of Credit Document or Bond Document (including without limitation any costs incurred by the Bank in connection with any insolvency or bankruptcy proceeding affecting the Borrower, or any tenant, sub-tenant, licensee or occupant with respect to any portion of the Project, the Guarantor, or any other guarantor of the Borrower's obligations under this Agreement or any of the Security Documents), which amounts will include all court costs, reasonable attorneys' fees, fees of auditors and accountants and investigation expenses reasonably incurred by the Bank in connection with any such matter;

                  (d) on demand, except as otherwise provided herein, interest on any and all amounts unpaid by the Borrower to the Bank when due under this Agreement or any other Letter of Credit Document from the date such amounts become due until paid in full at a fluctuating rate per annum (computed on the basis of a year of 360 days but calculated on the actual number of days outstanding) equal to two percent (2%) per annum in excess of the Prime Rate; provided, however, that amounts drawn under a Remarketing Drawing pursuant to the first sentence of subsection (b) of this Section 6.1 shall bear interest at an interest rate per annum equal to one percent (1%) in excess of the Prime Rate from the date of such Remarketing Drawing until such amounts are due and payable, and thereafter at a rate equal to two percent (2%) per annum in excess of the Prime Rate;

                  (e) on demand, any other amounts owing to the Bank by the Borrower under this Agreement or any of the other Letter of Credit Documents;

                  (f) on the date of issuance of the Letter of Credit: (i) all attorneys' fees and out-of-pocket expenses incurred by the Bank counsel and bond counsel in connection with the negotiation, preparation and execution of this Agreement, the Letter of Credit and any and all of the other Letter of Credit Documents and security documents in connection therewith, the Bond Documents and the transactions contemplated thereby (including any amendments hereto or thereto or consents or waivers hereunder or thereunder); and (ii) all fees, charges or taxes for the recording or filing of Security Documents paid by the Bank;

                  (g) on the date of issuance of the Letter of Credit, the initial annual fee equal to $35,653.34 (the "Annual Fee"), being 1.00% of the original stated amount of the Letter of Credit, for the period from the date of issuance of the Letter of Credit through September 15, 2000; and

                  (h) for each subsequent year that the Letter of Credit remains in effect, the Borrower will pay to the Bank for the one-year period commencing on the 16th day of September of such year (a "Fee Period") an Annual Fee equal to 1.00% of the undrawn amount available to be drawn under the Letter of Credit on such date (which amount will take into account all reductions or increases in such undrawn amount through such September 16), payable in advance on the September 1 immediately preceding the commencement of such Fee Period.

If subsequent to the payment of an Annual Fee under this subsection, any amount is reinstated under the Letter of Credit which increases the undrawn amount available to be drawn under the Letter of Credit to an amount greater than the amount on which such fee was calculated (the "Increase Amount"), the Borrower will pay to the Bank the Annual Fee on the Increase Amount within five days of demand therefor by the Bank. In no event shall the Bank have any obligation to make reimbursement or to otherwise account to the Borrower in respect of fees paid by the Borrower as a result of any reduction in the undrawn amount under the Letter of Credit and/or any later adjustment to a fixed rate of interest on the Bonds at less than the maximum interest rate of 12% per annum. If at any point in time the Borrower fixes the interest rate on the Bonds at a rate less than the maximum rate of 12% per annum, the letter of credit fee due and payable annually thereafter shall be due and payable on the undrawn amount of such Letter of Credit representing the actual rate of interest on the Bonds for the next respective Fee Period, if fixed for such Fee Period, but if the rate of interest on the Bonds can vary during such Fee Period, the annual letter of credit fee shall be calculated on the assumed maximum interest rate of 12% per annum. Provided, however, that upon termination of all obligations of the Bank under the Letter of Credit, receipt by the Bank of the original Letter of Credit for cancellation, receipt of all payments pursuant to this Agreement, purchase of all Pledged Bonds held by the Bank pursuant to Section 6.6 hereof and if there exists no default on the part of the Borrower hereunder, the Bank agrees to refund to the Borrower a portion of the Annual Fee paid in advance by the Borrower, the amount of such refund to be determined by multiplying the amount of such Annual Fee paid in advance by a fraction, the numerator of which is the number of days remaining in the period for which such fee has been paid following termination of the Letter of Credit and the denominator of which is the total number of days in such period.

            6.2   Payments. All payments by the Borrower to the Bank hereunder
                  --------
shall be made in lawful currency of the United States of America and in immediately available funds before 2:00 p.m., Columbus, Ohio time on the date when such payment is due at the office of the Bank at 41 South High Street, Columbus, Ohio 43215, Attention: International Division, Letter of Credit Department, or at such other location as the Bank shall designate to the Borrower from time to time in writing. Any payment received and accepted by the Bank after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on the Bank's next following business day (as defined in the Letter of Credit).

                  If the date for any payment hereunder falls on a day that is not a business day, then for all purposes of this Agreement the same shall be deemed to have fallen on the next following business day, and such extension of time shall in such case be included in the computation of payments of interest.

            6.3   Increased Costs Due to Change in Law. If any change in any law
                  ------------------------------------
or regulation or in the interpretation thereof by any court or administrative agency shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against or in connection with letters of credit issued by the Bank or against commitments by any Participant in connection with participation in letters of credit similar to the commitment made by such Participant under its participation agreement with the Bank, if any, or (ii) impose on the Bank or any Participant any other condition regarding this Agreement or the Letter of Credit (other than changes in the rates of income taxation generally applicable to the Bank or any Participant), and the result of any such event shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit or to increase the costs to any Participant of maintaining its commitments under its participation agreement (which increase in cost shall be determined by the Bank's or such Participant's reasonable allocation of the aggregate of such cost increases resulting from such events), then (a) the Bank or the Participant (as the case may be) shall so notify the Borrower, and (b) upon receipt of such notice from the Bank or the Participant (as the case may be), the Borrower shall promptly pay to the Bank or to the Participant (as the case may be) from time to time as specified by the Bank or the Participant (as the case may be) additional amounts which shall be sufficient to compensate the Bank or the Participant (as the case may be) for such increased costs, together with interest on each such amount for the period from the date of such notice until payment in full thereof at the Prime Rate plus two percent (2%) (computed on the basis of a year of 360 days but calculated on the actual number of days outstanding). A certificate setting forth in reasonable detail such increased cost incurred by the Bank or the Participant as a result of any such event, submitted by the Bank or the Participant to the Borrower, shall be prima facie evidence, absent manifest
                                      ----- -----
error, as to the amount thereof.

            6.4   Obligations Absolute. The obligations of the Borrower under
                  --------------------
this Agreement shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (a) any lack of validity or enforceability of the Letter of Credit, or any of the Letter of Credit Documents or the Bond Documents or any other agreement or instrument related thereto;

                  (b) any amendment or waiver of, or any consent to departure from, the terms of the Letter of Credit or any of the Letter of Credit Documents or the Bond Documents or any other agreement or instrument related thereto;

                  (c) the existence of any claim, set-off, defense or other right which the Issuer or the Borrower may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any Person for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Agreement, the Letter of Credit, any of the other Letter of Credit Documents, the Bonds or any other agreement or instrument related thereto, or in connection with the Project or any unrelated transaction;

                  (d) any statement, draft or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever (except to the extent acceptance or reliance upon any such statement, draft or other document is a result of the Bank's gross negligence or willful misconduct);

                  (e) the surrender or impairment of any security for the performance or observance of the terms of this Agreement, any of the other Letter of Credit Documents or any other agreement related thereto; or

                  (f) any other circumstance, happening or omission whatsoever, whether or not similar to any of the foregoing, provided, that such circumstance, happening or omission is not a result of the Bank's gross negligence or willful misconduct.

            6.5   Termination and Extension of Letter of Credit. The Letter of
                  ---------------------------------------------
Credit shall terminate in accordance with the terms and conditions of the Letter of Credit; provided, however, that, subject to such terms and conditions, the Expiration Date, as set forth in the Letter of Credit, may be extended pursuant to, and otherwise in accordance with, the following terms and conditions:

                  (a) On September 16, 2004, and on each successive September 16 thereafter, if the Extension Notice (as hereinafter described) shall have theretofore been timely delivered by the Bank to the Borrower and the Trustee, the Expiration Date shall be extended for one full year. If the Expiration Date is so extended on any such September 16, the Trustee shall, not later than thirty (30) days thereafter surrender the outstanding Letter of Credit to the Bank and accept, upon such surrender, a substitute irrevocable letter of credit in the form of Exhibit A to this Agreement, dated the date of such substitution and having an Expiration Date which is one year later than the Expiration Date, but otherwise having terms identical to the surrendered Letter of Credit. In lieu of surrendering the Letter of Credit and accepting a substitute therefor, the Trustee may accept a written notice of extension from the Bank notifying the Trustee that the Bank has extended the Expiration Date for a period of one year.

                  (b) Not later than 90 days prior to September 16, 2004, and, provided the Bank has theretofore timely given the Borrower and the Trustee the Extension Notice, not later than 90 days prior to each subsequent September 16, through and including September 16, 2018, the Bank may, in its sole and absolute discretion, by notice in writing given by the Bank to the Borrower and the Trustee (the "Extension Notice"), advise the Borrower and the Trustee that the Expiration Date will be extended in accordance with paragraph (a) of this
Section 6.5.

            6.6   Pledge of Remarketing Bonds and Beneficial Ownership
                  ----------------------------------------------------
Interests.
---------

                  (a) As security for the payment and performance of all obligations of the Borrower to the Bank hereunder and under the other Letter of Credit Documents, the Borrower hereby agrees that upon the making of a Remarketing Drawing (as defined in the Letter of Credit) the Borrower will forthwith deliver or cause to be delivered (or recorded through the Depository) to the Bank Bonds or Beneficial Ownership Interests free and clear of all other liens and encumbrances in an aggregate principal amount equal to the amount of such Remarketing Drawing, less (i) any portion of such Remarketing Drawing representing interest on the Bonds or Beneficial Ownership Interests so purchased, and (ii) the amounts the Bank is reimbursed by 2:00 p.m. Columbus, Ohio time on the Bond Purchase Date corresponding to the date of such Remarketing Drawing (collectively, the "Pledged Bonds"), and the Borrower hereby grants to the Bank a security interest in the Pledged Bonds and in the proceeds thereof.

                  (b) The Borrower hereby agrees to deliver or cause to be delivered immediately (or recorded through the Depository) to the Bank the Pledged Bonds which shall be registered by the Trustee (or recorded through the Depository) in the names of the Borrower as pledgor and the Bank as pledgee, with the Borrower's endorsements of the Pledged Bonds so delivered to the order of the Bank. The Borrower further agrees to record through the Depository (if the Pledged Bonds are held by a Depository in a book entry system) or cause the Trustee to enter into its registration books (if the Bonds are not held by a Depository in a book entry system), as the address to which payments of principal, premium, if any, and interest with respect to Pledged Bonds are to be sent, the Bank's address for notices pursuant to Section 12.13 hereof as in effect from time to time.

                  (c) If the Borrower shall become entitled to receive or shall receive any Pledged Bonds, any payment of interest with respect to the Pledged Bonds, or any and all other proceeds thereof, the Borrower shall accept any such items as the Bank's agent, shall hold them in trust for the Bank, and shall deliver them forthwith to the Bank in the exact form received, with the Borrower's endorsement to the order of the Bank when necessary, to be held by the Bank, subject to the terms hereof, as security for the payment and performance of all obligations of the Borrower hereunder and under the other Letter of Credit Documents, except that the Bank shall credit all payments and proceeds received by the Bank directly against the Borrower's obligations under
Section 6.1 of this Agreement as provided below.

                  (d) All principal, premium, if any, and interest paid on the Pledged Bonds shall be retained by the Bank (or if received by the Borrower shall be forthwith delivered by it to the Bank in the original form received) and applied by the Bank to the payment of amounts due the Bank from the Borrower hereunder and under the other Letter of Credit Documents.

                  (e) If the Borrower makes or causes to be made to the Bank a payment of a Remarketing Drawing pursuant to Section 6.1(b) hereof, or a Remarketing Agent resells Pledged Bonds on behalf of the Borrower, the Bank agrees to release from the lien of this Agreement and deliver (or record through the Depository) to the Borrower or the Remarketing Agent, as the case may be, Pledged Bonds, endorsed in blank without recourse (if not held by a Depository in a book entry system) in an aggregate principal amount equal to the amount of such payment with respect to principal so made, or the principal amount of the Pledged Bonds so resold to the extent that the proceeds of such resale are delivered to the Bank.

                  (f) In addition to the rights and remedies granted to the Bank in this Agreement, the Bank shall have all of the rights and remedies of a secured party under Chapter 1309 of the Ohio Revised Code and such other rights and remedies as are granted to a secured party in similar situations to the extent of the security interest granted under paragraph (a) above.

                  (g) The Borrower shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Bonds by the Bank are insufficient to pay all amounts to which the Bank is entitled, including principal and interest as provided herein, and the reasonable fees of any outside attorneys employed by the Bank to collect such deficiency.

            6.7   Reinstatement.
                  -------------

                  (a) In connection with any Remarketing Drawing, upon receipt by the Trustee of Pledged Bonds or Beneficial Ownership Interests for the Bank's benefit in the aggregate principal amount equal to the unpaid amount of the principal portion of such Remarketing Drawing delivered (or recorded through the Depository) by the Borrower or on its behalf, registered or recorded in the name of the Borrower as pledgor and the Bank as pledgee in accordance with Section 6.6 hereof, the Trustee's right to draw on the Letter of Credit shall automatically be reinstated in an amount equal to the principal portion plus the interest portion of such Remarketing Drawing, or the aggregate principal amount of such Bonds plus the interest portion of such Remarketing Drawing, as the case may be.

                  (b) In the event of an Interest Drawing, the Stated Amount shall automatically be reinstated in the amount of the related Interest Drawing at the close of business on the tenth day following the date of such drawing unless the Bank shall have delivered to the Trustee a notice in the form of
Exhibit 5 to the Letter of Credit in the event the Bank has not been reimbursed for such drawing or an Event of Default has occurred under this Agreement and is continuing.

     7.     Representations and Warranties by the Borrower. As a material
            ----------------------------------------------
inducement to the Bank's entry into this Agreement and the transactions contemplated hereby, the Borrower represents and warrants to the Bank, as of the date of this Agreement and as of the date of issuance of the Letter of Credit, that:

            7.1   Organization of the Borrower and the Guarantor. The Borrower
                  ----------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. The Borrower and the Guarantor each (a) has all requisite power and authority to conduct its business and to own and lease its properties, (b) is duly qualified to do business in every jurisdiction in which the nature of business conducted by it makes such qualification necessary or where failure to so qualify would have a material adverse effect on its business or financial condition or its performance of its obligations under the Letter of Credit Documents, or the Bond Documents, and (c) is duly and validly licensed and holds all permits and approvals necessary for the conduct of the business in which it is engaged and for the intended use of the Project Facilities. The Borrower is governed by its Articles of Incorporation, as amended, and Bylaws as amended, and the Guarantor is governed by its Articles of Incorporation, as amended, and Code of Regulations, as amended, true and correct copies of which have been delivered to the Bank, which documents have not been further restated, amended or modified and remain in full force and effect.

            7.2   Execution, Delivery and Performance of Letter of Credit
                  -------------------------------------------------------
Documents and Bond Documents.
----------------------------

                  7.2.1 The Borrower has all requisite power and authority to execute and deliver, and to perform all of its obligations under, the Letter of Credit Documents and the Bond

Documents, and shall execute and deliver to the Bank, prior to the issuance of the Letter of Credit and as a condition thereto, a certificate evidencing the due authorization of the signing corporate officer(s) of the Borrower to the execution of the Letter of Credit Documents and Bond Documents and the entry by the Borrower into the transactions contemplated thereby.

                  7.2.2 The execution and delivery by the Borrower of, and the performance by the Borrower of all of its obligations under, each Letter of Credit Document and Bond Document have been duly authorized by all necessary corporate action and do not and will not:

                  (a) require any consent or approval not heretofore obtained of any shareholder, director or officer of the Borrower;

                  (b) violate any provision of, or require any consent not heretofore obtained under the Articles of Incorporation or Bylaws of the Borrower;

                  (c) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others, or other encumbrance of any nature (other than as contemplated under the Letter of Credit Documents and the Bond Documents) upon or with respect to any property or assets now owned or leased or hereafter acquired by the Borrower;

                  (d) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower; or

                  (e) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement, lease, or instrument to which the Borrower is a party or by which the Borrower or any of its property or assets is bound or affected.

                  7.2.3 At the time of execution of this Agreement, the Borrower is not in default in any respect that is materially adverse to the interests of the other parties to the Letter of Credit Documents or the Bond Documents or the holders of the Bonds or that would have any material adverse effect on the financial condition of the Borrower or the conduct of its business under any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in
Section 7.2.2(d) or Section 7.2.2(e), above.

                  7.2.4 No authorization, consent, approval, order, license, exemption from, or filing or registration or qualification with, any court or governmental department, public body, authority, commission, board, bureau, agency, or instrumentality, not heretofore obtained or not reasonably obtainable by the date of issuance and delivery of the Letter of Credit is or will be required to authorize, or is otherwise required in connection with the following:

                  (a) the execution and delivery by the Borrower of, and the performance by the Borrower of all of its obligations under, the Letter of Credit Documents and the Bond Documents, or

                  (b) the creation of the liens, security interests, or other charges or encumbrances described in the Letter of Credit Documents and the Bond Documents.

                  7.2.5 The officers of the Borrower executing the Letter of Credit Documents and the Bond Documents on behalf of the Borrower are fully authorized to do so.

                  7.2.6 Each of the Letter of Credit Documents and the Bond Documents, when executed and delivered, will constitute the legal, valid, and binding obligations of the Borrower (to the extent the Borrower is a party thereto or obligated thereunder), enforceable against the Borrower in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles in effect from time to time affecting the rights of creditors generally as such laws and insolvency, reorganization or moratorium relate to the Borrower, and subject to limitations which may be imposed on equitable remedies.

            7.3   Financial Statements. The Borrower has furnished to the Bank
                  --------------------
the financial statements for each of the Borrower and the Guarantor, and such statements and any other financial statements or reports with respect to the Borrower and the Guarantor submitted by the Borrower to the Bank fairly present the financial position of the Borrower or the Guarantor respectively as of the date thereof.

            7.4   No Material Adverse Change. There has been no material adverse
                  --------------------------
change in the condition, financial or otherwise, of the Borrower or the Guarantor since the dates of the financial statements described in Section 7.3, above.

            7.5   Tax Liability. Each of the Borrower and the Guarantor has
                  -------------
filed all tax returns (federal, state and local) required to be filed and has paid all taxes shown thereon to be due and payable by the Borrower or the Guarantor, respectively, and all property taxes due, including interest and penalties, if any; provided, however, that neither the Borrower nor the Guarantor shall be required to pay and discharge any such tax so long as the legality thereof shall be promptly and actively contested in good faith and by appropriate proceedings. Each of the Borrower and the Guarantor has established and will maintain adequate reserves for tax liabilities, if any (including any tax liabilities contested pursuant to this Section 7.5).

            7.6   Compliance with Laws. Each of the Borrower and the Guarantor
                  --------------------
is and shall remain in compliance in all material respects with all laws, regulations and requirements applicable to its business and has obtained all authorization, consents, approvals, orders, licenses, exemptions from, and has accomplished all filings or registrations or qualifications with, any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality, that are necessary for the transaction of its business.

            7.7   Litigation. There are no material actions, suits, or
                  ----------
proceedings pending or threatened against or affecting the Borrower, the Guarantor, the Project, the Project Facilities, or assets of the Borrower or the Guarantor before any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality.

            7.8   Compliance with Requirements. The Borrower has obtained and
                  ----------------------------
examined all conditions, covenants, restrictions, easements, reservations, rights of way and all applicable laws, ordinances, regulations, use permits, occupancy permits, building permits and other requirements affecting or relating to the Project and the Project Facilities of which it has knowledge after due investigation or affecting or relating to acquisition, construction, installation, renovation and equipping of the Project, and to best of the Borrower's knowledge after due investigation the Project Facilities does not and will not violate any of the same in any material respect and the intended use of the Project Facilities will not be materially affected thereby.

            7.9   Statements. Any certificate or written statement or the most
                  ----------
recent projections furnished prior to the issuance of the Letter of Credit by the Borrower to the Bank, the Issuer, the Trustee or any other Person in connection with the negotiation of this Agreement or any of the other Letter of Credit Documents or the Bond Documents or the transactions contemplated thereby to the best knowledge of the Borrower after reasonable inquiry does not contain any untrue statement of a material fact and does not omit any material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which it was made, not misleading.

            7.10  Pension Plan Liabilities. No pension plan for the benefit of
                  ------------------------
the Borrower's employees ("Pension Plan") has been terminated; the Borrower has not incurred any liability to the Pension Benefit Guaranty Corporation other than for required insurance premiums which have been paid when due; no Reportable Event described in Section 4043 ("Reportable Event") of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or in the regulations issued thereunder, or other event or condition which presents a risk of termination of any Pension Plan by the Pension Benefit Guaranty Corporation has occurred; the Borrower has not withdrawn from any pension plan prescribed in
Section 4001(a)(3) of ERISA, as amended by the Multiemployer Pension Plan Amendment Act of 1980, as amended ("Multiemployer Plan") in a complete withdrawal or a partial withdrawal; and no Pension Plan, and no other employee pension benefit plan described in Section 3 of ERISA to which the Borrower is a party, has engaged in a transaction prohibited under Sections 406 or 407 of ERISA or under Section 4975 of the Internal Revenue Code of 1986, as amended.

            7.11  Environmental Protection. The Borrower (a) has no actual
                  ------------------------
knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on any real property owned, leased, or used by the Borrower including, but not limited to, the Project Site (the "Premises"), of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Premises, or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off the Premises as a result of the Borrower's improvement, operation, or use of the Premises which would result in non-compliance with any of the

Environmental Laws (as hereinafter defined); (b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against the Borrower relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against the Borrower relating to Hazardous Substances; and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any Hazardous Substances which would result in the Premises not complying with the Environmental Laws.

     As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C.
(S)9601, et seq., the Toxic Substances Control Act, as amended, 15 U.S.C.
         -------
(S)2601, et seq., the Resource Conservation and Recovery Act, as amended, 42
         -------
U.S.C. (S)6901, et seq., the Water Quality Act of 1987, as amended, 33 U.S.C.
                -------
(S)1251, et seq., and the Clean Air Act, as amended, 42 U.S.C. (S)7401, et seq.,
         -------                                                        -------
and any other federal, state or local statute, ordinance, law, code, rule, regulation or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances, and which are thereby exempt from or do not give rise to any violation of the Environmental Laws.

     The Borrower hereby indemnifies the Bank and holds the Bank harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising out of, or attributable to, the generation, storage, release, threatened release, discharge, disposal or presence of Hazardous Substances on, under or about the Premises (whether by the Borrower, or any employees, agents, contractors or subcontractors of the Borrower, or any predecessor in title or any third persons occupying or present on the Premises), or the breach of any of the representations and warranties regarding the Premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Bank in connection with clauses
(a), (b) and (c) including, but not limited to, reasonable attorneys' fees.

     The indemnification provided for herein shall not apply to any losses, liabilities, damages, injuries, expenses or costs which: (i) arise from the gross negligence or willful misconduct of the Bank, or (ii) relate to Hazardous Substances placed or disposed of on the Premises after the Bank acquires title to the Premises through foreclosure or otherwise.

            7.12  Year 2000 Compliance. (1) Borrower has (a) undertaken a
                  --------------------
detailed inventory, review, and assessment of all areas within and affecting its business and operations that could be adversely affected by its failure to be Year 2000 Compliant (as hereinafter defined) on a timely basis; (b) developed a plan and time line for becoming Year 2000 Compliant on a timely basis; and (c) to date, implemented that plan in accordance with the specified timetable in all material respects;

            (2) The Borrower reasonably anticipates that it will be Year 2000 Compliant on a timely basis; and

            (3) Borrower shall deliver to the Bank: (a) immediately upon becoming aware of the existence of any condition or event which constitutes or will constitute, but for the passage of time or giving of notice or both, the failure of the Borrower to be Year 2000 Compliant, a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto; and (b) at the request of Bank, such information, documentation and materials as Bank may from time to time reasonably require including, but not limited to, (i) the Borrower's Year 2000 plan and time line, (ii) any management or other letters from the Borrower's accountants addressing or mentioning the Borrower's Year 2000 Compliance, and
(iii) such other information, documentation and materials as Bank may reasonably request from time to time in order to confirm that the Borrower is Year 2000 Compliant and the method(s) used by the Borrower to become Year 2000 Compliant.

            As used herein, "Year 2000 Compliant" shall mean that all software, embedded microchips and other processing capabilities utilized by the Borrower or its key suppliers, vendors and customers will correctly process, sequence, and calculate, without interruption, all date and date related data for all dates to, through and after January 1, 2000, including leap year calculations, and shall recognize, store and transmit date data in a format which clearly indicates the correct century.

     8.     Affirmative Covenants of the Borrower. For so long as any obligation
            -------------------------------------
of the Borrower in connection with the Bond Documents, this Agreement or any of the other Letter of Credit Documents remains outstanding, the Borrower shall, unless the Bank otherwise consents in writing:

            8.1   Protection of Lien on Project Facilities. Maintain the lien
                  ----------------------------------------
created by the Mortgage as a first lien, subject only to Permitted Encumbrances, upon the Project Facilities, and take such actions and execute and deliver to the Bank such instruments and documents as the Bank may reasonably require from time to time in connection therewith.

            8.2   Protection of Security Interest in Personal Property. Maintain
                  ----------------------------------------------------
the liens created by the Mortgage and the Security Agreement as first liens upon the personal property comprising a portion of the Project Facilities and upon all other tangible and tangible personal property of the Borrower, and take such actions and execute and deliver to the Bank such instruments and documents as the Bank may reasonably require from time to time in connection therewith, including without limitation any form UCC-1 or UCC-2 financing statements, continuation statements or other instruments and documents extending or perfecting the security interest of the Bank in and to such personal property as it may exist from time to time.

            8.3   Payment of Taxes, Assessments and Charges. Pay all taxes,
                  -----------------------------------------
assessments, charges and levies imposed by any public authority which are or may become a lien affecting the Project Facilities or any part thereof, provided, however, that the Borrower shall not be required to pay and discharge any such tax, assessment, charge or levy so long as (a) the legality thereof shall be promptly and actively contested in good faith and by appropriate proceedings and
(b) the Borrower maintains reserves adequate to pay any liabilities contested pursuant to this Section 8.3.

            8.4   Undisbursed Bond Proceeds. If at any time it shall reasonably
                  -------------------------
appear to the Bank that the undisbursed portion of the Bond Proceeds and the Borrower's equity funding are insufficient to pay for all work done or to be done and all other expenses for the completion of the Project and to satisfy all of the Borrower's obligations under this Agreement, the other Letter of Credit Documents and the Bond Documents with respect thereto (including without limitation all carrying costs of the Project and the payment of all lien claims or rights to a claim for past work, supplies or materials), the Borrower shall, within ten days following notice from the Bank to the Borrower of such insufficiency, deposit with the Trustee in cash, or instruments satisfactory to the Trustee and the Bank, the amount the Bank deems to be such insufficiency, or otherwise demonstrate to the satisfaction of the Bank the availability of such amount at times sufficient to meet all of such obligations of the Borrower, and the Bank shall not be required to approve any further Disbursements unless and until such deposit is made. Any amounts so deposited shall be placed in the Project Fund and held and disbursed in accordance with the provisions of the Trust Indenture for the disbursement of monies deposited therein.

            8.5   Insurance. Keep the Project Facilities insured in accordance
                  ---------
with and comply with the insurance provisions of the Mortgage.

            8.6   Escrow for Taxes, Assessments and Insurance. The Borrower
                  -------------------------------------------
shall deposit monthly with the Bank an amount equal to one-twelfth (1/12) of the annual real estate taxes and assessments, and insurance premiums on the Project Facilities, provided, however, that the deposit of such sums shall be waived as long as the Borrower provides the Bank with satisfactory evidence of timely payment of such taxes and insurance and no Event of Default has occurred and is continuing.

            8.7   Governmental Approvals. Deliver to the Bank, from time to time
                  ----------------------
at the Bank's request, in form and substance satisfactory to the Bank, evidence that the Borrower has complied in all material respects with all applicable laws, ordinances, regulations and other requirements relating to the Project Facilities, and that all necessary consents or approvals of any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality have been regularly and finally received with respect to the Project Facilities, including without limitation each of the following as applicable:

                  (a)    all zoning, land use and planning requirements;

                  (b)    all subdivision and/or parcel map requirements;

                  (c) all environmental statutes, rules, regulations and requirements;

                  (d) all requirements imposed by any public utility in connection with the use of the Project Facilities or the supply of utilities thereto; and

                  (e) all requirements imposed in connection with any use permit, occupancy permit, building permit or other permit or approval required by any governmental authority in connection with the Project Facilities.

            8.8   Compliance with Requirements. Comply with the lessor's
                  ----------------------------
obligations under any occupancy leases to tenants of the Project Facilities, or any portion thereof, and all conditions, covenants, restrictions, easements, reservations, rights, rights of way and all applicable laws, ordinances, regulations, use permits, occupancy permits, building permits and other requirements, including without limitation those affecting or relating to the Project Site, the construction, installation , renovation and equipping of the Project thereon or the Borrower's operations thereon of the Project Facilities.

            8.9   Books and Records. The Borrower and the Guarantor shall each
                  -----------------
maintain full and complete books of account and other records reflecting the results of its respective operations (in conjunction with any other ventures as well as specifically with respect to the Project Facilities) in accordance with generally accepted accounting principles applied on a consistent basis, and provide to the Bank, promptly after request by the Bank therefor, such financial statements and other information pertaining to the Borrower and the Guarantor and the assets and operations of the Borrower and the Guarantor as the Bank may from time to time request. The Bank and its duly authorized agents shall have the right to examine and make copies of all of the books and records of the Borrower at reasonable times and at reasonable intervals.

            8.10  Notice of Litigation. Give notice to the Bank, within 10 days
                  --------------------
of the Borrower's learning thereof, of any of the following:

                  (a) any litigation materially affecting or relating to the Project Facilities;

                  (b) any dispute between the Borrower and any municipal or other governmental authority relating to the Project Facilities; and

                  (c) any threat or commencement of proceedings in condemnation or eminent domain relating to the Project Facilities.

            8.11  Notice of Certain Events. The Borrower shall promptly notify
                  ------------------------
the Bank if (a) the Borrower learns of the occurrence of any event which constitutes, or will, with the passage of time or the giving of notice or both, constitute an Event of Default or a default under this Agreement or any of the other Letter of Credit Documents or any of the Bond Documents, together with a detailed statement by the Borrower specifying the nature thereof and what action the Borrower is taking or proposes to take with respect thereto, or (b) the Borrower receives any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of the Borrower or of any security (as defined in the Securities Act of 1933, as amended) of the Borrower with respect to a claimed default, together with a detailed statement by the Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the Borrower is taking or proposes to take with respect thereto, or (c) the Borrower learns of the existence of any legal, judicial or regulatory proceedings affecting the Borrower or the Guarantor or any of either of their properties or assets in which the amount involved is material and is not covered by insurance or which, if adversely determined, would cause a material, adverse change in the business, prospects, profits, properties, assets or condition (financial or otherwise) of the Borrower or the Guarantor, or (d) there shall occur or exist any other event or condition causing a material adverse change in the business, prospects, profits, properties, assets or condition (financial or otherwise) of the Borrower or the Guarantor.

            8.12  Opinions and Notices. The Borrower shall deliver to the Bank,
                  --------------------
concurrently with the delivery thereof to the Trustee, a copy of each opinion of counsel and notice given pursuant to the Bond Documents, addressed to the Bank.

            8.13  Defaults of Others. Use its best efforts to cure or cause to
                  ------------------
be cured all defaults of the Issuer or the Trustee under the Bond Documents, if economically practical and/or required in order to avoid an Event of Default under the Bonds.

            8.14  Security of Project Facilities. The Borrower shall take such
                  ------------------------------
measures to protect the physical security of the Project Facilities as the Bank may reasonably deem advisable.

            8.15  ERISA. With respect to each of the Borrower's pension plans,
                  -----
if any, the Borrower shall: (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in
Section 302 through 305 of ERISA with respect to any such plan, (b) promptly, after the filing thereof, furnish to the Bank copies of each annual report required to be filed pursuant to Section 103 of ERISA in connection with any such plan for the plan year, including any certified financial statements or actuarial statements required pursuant to said Section 103, (c) notify the Bank immediately of any fact, including, but not limited to, any "Reportable Event", as that term is defined in Section 4043 of ERISA, arising in connection with the plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer the plan, (d) notify the Bank of any "Prohibited Transaction" as that term is defined in Section 406 of ERISA,
(e) not engage in any such Prohibited Transaction and (f) not terminate any such plan in a manner which could result in the imposition of a lien on the property of the Borrower pursuant to Section 4068 of ERISA.

            8.16  Payment of Taxes and Claims. The Borrower will pay before they
                  ---------------------------
become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like persons which, if unpaid, might result in the creation of a lien or encumbrance upon its property, provided that items of the foregoing description need not be paid
          --------
while being contested in good faith and by appropriate proceedings and provided
                                                                       --------
further that
adequate book reserves have been established with respect thereto and provided
                                                                      --------
further that the Borrower's title to, and its right to use, its property is not affected thereby.

            8.17  Maintenance of Property and Existence. Each of the Borrower
                  -------------------------------------
and the Guarantor shall (a) maintain its property in good condition and make all renewals, replacements, additions, betterments and improvements thereto which are deemed necessary by the Borrower or the Guarantor respectively; (b) maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance); (c) keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and reflect in its financial statements adequate accruals and appropriations to reserves; (d) do or cause to be done all things necessary (i) to preserve and keep in full force and effect each of the Borrower's and the Guarantor's existence, rights and franchises, and (ii) except as provided in Section 8.18 hereof, maintain each of the Borrower's and the Guarantor's status as a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; (e) not acquire, incur or assume directly or indirectly, any material contingent liability in connection with the release of any toxic or hazardous waste or substance into the environment, or dispose of, or allow to be disposed of, or otherwise release hazardous or toxic substances or solid wastes on or into any of the real property of the Borrower or the Guarantor, and (f) not be in material violation of any laws, ordinances, or governmental rules and regulations or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Borrower or the Guarantor.

            8.18  Sale of Assets, Merger, Subsidiaries and Tradenames. The
                  ---------------------------------------------------
Borrower will not, without the prior written consent of the Bank, sell, lease, transfer or otherwise dispose of, all, or substantially all, of its assets. The Borrower will not, without the prior written consent of the Bank, consolidate with or merge into any other entity, or permit any other entity to consolidate with or merge into it. The Borrower has no subsidiaries and will not create or acquire any subsidiaries or conduct business under any tradename, without the prior written consent of the Bank, which consent shall not be unreasonably withheld.

            8.19  Other Borrowings and Contingent Liabilities. Except for the
                  -------------------------------------------
obligations of the Borrower under the Bond Documents, the Letter of Credit Documents, other indebtedness to the Bank, and purchase money financing transactions secured by the item or items being purchased, the Borrower will not
(a) create or incur extensions of credit or indebtedness, including without limitation, any indebtedness for borrowed money or advances, letters of credit, or capitalized lease agreements except in the ordinary course of business, or
(b) guarantee, indorse or otherwise become surety for or upon the obligations of others, except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

            8.20  Ownership and Management. Neither the Borrower nor the
                  ------------------------
Guarantor shall permit any material change in its ownership or management.

            8.21  Financial Statements. Deliver, or cause to be delivered, to
                  --------------------
the Bank the following:

                  (a) Promptly and in any event within 90 days after the end of each Fiscal Year, consolidated and consolidating financial statements for the Borrower and the Guarantor for such Fiscal Year, audited and certified by an independent accounting firm acceptable to the Bank, along with any management letters written by such firm;

                  (b) Copies of all such regular or periodic financial statements or financial reports as each of the Borrower and the Guarantor shall send to its shareholders;

                  (c) Copies of all such regular or periodic reports which are available for public inspection which the Borrower or the Guarantor may be required to file with any Federal or state department, bureau, commission or agency, including without limitation tax returns, as may from time to time be requested by the Bank; and

                  (d) Promptly and in any event within 90 days after the end of each Fiscal Year, a certification of the chief executive officer or chief financial officer of the Borrower that to the officer's actual knowledge, no Event of Default or an event which, with the passage of time or giving of notice, or both, would be an Event of Default has occurred and the Borrower is in compliance with all covenants and agreements made by the Borrower and contained in this Agreement or any of the Letter of Credit Documents or Bond Documents.

            8.22  Interim Financial Statements. Deliver to the Bank within 30
                  ----------------------------
days after the end of each fiscal quarter:

                  (a) financial statements, including a balance sheet and statements of income and surplus, and cash flow certified by the chief executive officers or chief financial officers of the Borrower and of the Guarantor, respectively, as fairly representing the Borrower's and the Guarantor's financial condition as of the end of such period, and

                  (b) such further information as the Bank may reasonably require.

            8.23  List of Personal Property. Deliver to the Bank, from time to
                  -------------------------
time, within thirty (30) days of the Bank's request therefor, a list of all of the personal property securing repayment of the Borrower's obligations under the Letter of Credit Documents, or if such a list has been delivered, deletions and additions since the immediate prior delivered list, but such list shall not be required to be delivered more frequently than annually.

            8.24  Tax Appeals. Bring, maintain and diligently prosecute any and
                  -----------
all actions, appeals and proceedings which are reasonably available to the Borrower in order to challenge, reverse or set aside a Determination of Taxability (as defined in the Trust Indenture).

            8.25  Copies of Leases. Give written notice to the Bank of the entry
                  ----------------
by the Borrower into any lease or other agreement pursuant to which any Person is given any right to occupy or use any portion of the Project Facilities, together with true and correct copies of each such lease or other agreement. Each such lease or other agreement shall be subject to approval by the Bank, which approval shall not be unreasonably withheld, and each such lease or other agreement shall be assigned to the Bank as additional security for the obligations of the Borrower. At the Bank's option, all such leases and other agreements shall be subordinated to the Mortgage.

            8.26  Maintenance and Furnishing of Project Facilities;
                  -------------------------------------------------
Substitutions and Removals. Maintain its properties, including without
--------------------------
limitation the Project Facilities, and each portion thereof (including without limitation equipment, machinery and fixed assets) in good condition and repair, said condition and repair to be in line with that of comparable facilities; and not permit any waste with respect thereto; provided, however, that if the Borrower, in its reasonable discretion, determines that any item of personal property constituting a part of the Project Facilities shall have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary or should be replaced, the Borrower may remove such items providing that the Borrower shall:

                  (a) substitute and install as part of the Project Facilities property of equal or greater utility and value (but not necessarily fulfilling the same function in the operation of the Project Facilities) as the removed property, which such substituted property shall be free from all liens and encumbrances (other than Permitted Encumbrances) and shall become part of the Project Facilities; or

                  (b) in the case of removal of property without substitution, promptly pay, if the aggregate of all such removals during any calendar year exceeds $25,000 as hereinafter provided, to the Trustee for deposit in the Bond Fund (as defined in the Trust Indenture), or if the Bonds have been paid in full (or deemed to be paid and discharged pursuant to the provisions of Article IX of the Trust Indenture) but amounts remain due under this Agreement to the Bank, an amount equal to (i) if the removed property is sold or scrapped, the proceeds of such sale or the scrap value thereof, or (ii) if the removed property is used as a trade-in for property not to be installed as part of the Project Facilities, the trade-in credit received by the Borrower.

     If, prior to any such removal, the Borrower shall have acquired and installed personal property with its own funds which have become a part of the Project Facilities, the Borrower may credit the amount so spent against the requirement that it either substitute other property or make payment under this Section on account of such removal, provided that such previously acquired and installed property meets the requirements for substituted property under subsection (a) of this Section.

     The Borrower shall promptly report to the Bank and the Trustee each such removal, substitution, sale or other disposition having an annual aggregate value in excess of $25,000 and shall pay to the Trustee or to the Bank, if applicable, such amounts as are required by the provisions of the preceding subsection (b) of this Section promptly after the sale, trade-in or other disposition requiring such payment; provided, however, that no such payment need be made until the amount to be paid to the Trustee or to the Bank, if the Bonds have been paid in full (or are deemed to have been paid and discharged under Article IX of the Trust Indenture) but amounts remain due under this Agreement, on account of all such sales, trade-ins or other dispositions not previously paid aggregates in any calendar year at least $25,000.

     At the request of the Bank, the Borrower shall deliver to the Bank such instruments, including financing statements and amendments thereto, as are necessary or advisable to perfect the Bank's lien upon and security interest in any personal property installed in substitution for any property removed pursuant to this Section. Upon the request of the Borrower and compliance by the Borrower with the terms of this Section, the Bank shall execute and deliver to the Borrower appropriate instruments releasing any property removed pursuant to this Section from the liens and security interests created by the Security Documents.

            8.27  Deposit Accounts. The Borrower shall maintain its primary
                  ----------------
deposit accounts with the Bank.

            8.28. Optional Redemption of Bonds and Other Payments. The Borrower
                  -----------------------------------------------
shall cause the Bonds to be optionally redeemed in accordance with the provisions of Section 4.01(c) of the Trust Indenture, on the first Business Day of September in the following principal amounts in the years specified below:

          Year of Redemption on
            the First Business                      Principal Amount
             Day of September                        to be Redeemed
          ---------------------                     ----------------
          2000                                      $120,000
          2001                                       120,000
          2002                                       125,000
          2003                                       130,000
          2004                                       140,000
          2005                                       145,000
          2006                                       150,000
          2007                                       155,000
          2008                                       160,000
          2009                                       170,000
          2010                                       175,000
          2011                                       180,000
          2012                                       190,000
          2013                                       195,000
          2014                                       205,000
          2015                                       210,000
          2016                                       220,000
          2017                                       230,000
          2018                                       240,000
          2019 (Final Maturity)                      240,000

            The Borrower shall make a payment on or before the last Business Day of each month commencing with the last Business Day of October, 1999 (each, a "Principal Payment Date"), to the Trustee for deposit in the Bond Fund maintained by the Trustee pursuant to the Trust Indenture in an amount equal to one-twelfth of the principal amount of Bonds to be so optionally redeemed on the next following first Business Day of September provided, however, that the amount payable on the Principal Payment Date immediately prior to the first Business Day of September, 2000 shall be equal to one-sixth of the principal amount of the Bonds to be optionally redeemed on the first Business Day of September, 2000. The final payment due on the Principal Payment Date immediately prior to the maturity date of the Bonds shall be an amount equal to the principal amount of Bonds outstanding less the amount then on deposit in the Bond Fund and available to reimburse the Bank for any drawings under the Letter of Credit.

     9.     Negative Covenants of the Borrower. For so long as any obligation of
            ----------------------------------
the Borrower in connection with this Agreement or any of the other Letter of Credit Documents remains outstanding, the Borrower shall not, unless the Bank otherwise consents in writing, which consent shall not be unreasonably withheld:

            9.1   Liens on Project Facilities. Create or cause or suffer to
                  ---------------------------
become effective any mortgage, deed of trust or like lien or encumbrance affecting the Project Facilities or any portion of the same, except for the lien of the Mortgage, Permitted Encumbrances, and taxes and assessments not delinquent.

            9.2   Liens on Personal Property. Install in, or otherwise use in
                  --------------------------
connection with, the Project Facilities any personal property comprising a portion of the Project Facilities under any security agreements, installment purchase agreements or similar agreements however denominated (other than the Security Documents) whereby the right is reserved or accrues to anyone to remove or repossess any such items or whereby any Person other than the Bank reserves or acquires a lien upon such items, except for purchase money security interests arising in connection with the purchase by the Borrower of personal property, which security interests are not outstanding for more than 60 days.

            9.3   Transfers of Project Facilities or Bond Document Obligations.
                  ------------------------------------------------------------
Assign or delegate any of the Borrower's obligations under the Bonds, this Agreement or any of the other Letter of Credit Documents or Bond Documents, or, except as otherwise expressly provided in the Mortgage, sell, lease, exchange, convey, mortgage, assign, pledge, encumber or otherwise transfer the Project Site, the Project Facilities, or any interest therein (except for (a) dispositions of personal property permitted pursuant to Section 8.26 hereof, (b) encumbrances permitted by the Mortgage, (c) leases permitted pursuant to Section
9.4 hereof and (d) easements, licenses, rights of way or title restrictions granted pursuant to Section 9.5 hereof).

            9.4   Leases. Enter into any leases or other agreements pursuant to
                  ------
which any Person is given any right to occupy any portion of the Project Facilities except in compliance with the applicable provisions of the Mortgage.

            9.5   Easements. Grant, convey or cause to be effective any
                  ---------
easement, license, right of way, or title restriction or limitation affecting the Project Facilities or any portion of the same without the express prior written consent of the Bank (which consent shall not be unreasonably withheld); provided, however, that the Borrower may grant routine easements which are reasonably necessary and required by governmental or quasi-governmental entities or utility companies for the furnishing of utilities or services to the Project Facilities without the requirement of such consent by the Bank, so long as such easements shall not materially weaken, diminish or impair the security of the Mortgage or interfere with the intended use of the Project Facilities.

            9.6   Amendments to Documents. Enter into or agree to any amendment,
                  -----------------------
change or modification of, or any waiver of any provision of, or grant any consent in respect of, the Trust Indenture, the Bonds or any of the Letter of Credit Documents or Bond Documents.

            9.7   Nature of Business. Change its principal business from the
                  ------------------
business of the manufacture of products for the telecommunications industry.

     10.    [Reserved]

     11.    Events of Default and Remedies Upon Default.
            --------------------------------------------

            11.1  Events of Default. The occurrence of any one or more of the
                  -----------------
following, whatever the reason therefor, shall constitute an Event of Default hereunder:

                  (a) The Borrower shall fail to pay any amount of principal, purchase price or interest or any other sum owing under this Agreement or any other Letter of Credit Document on the due date thereof; or

                  (b) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed (other than those terms, covenants or agreements contained in Sections 8.3 or 8.5 hereof) and such failure shall continue for a period of thirty (30) days after written notice of such failure by the Bank to the Borrower, or the Borrower shall fail to perform or observe any term, covenant or agreement contained in any other Letter of Credit Document on its part to be performed or observed (other than those terms, covenants or agreements contained in Sections 4 or 5 of the Mortgage) and the continuance thereof through the expiration of any applicable grace period provided in such Letter of Credit Document.

                  (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in (i) Sections 8.3 or 8.5 of this Agreement, or
(ii) Sections 4 or 5 of the Mortgage; or

                  (d) The Borrower shall fail to cause the optional redemption of Notes as provided in Section 8.28 hereof; or

                  (e) The occurrence of an Event of Default (as that term is defined in the Trust Indenture) under the Trust Indenture, except for an Event of Default described in Section 7.01(g) or (h) of the Trust Indenture, or the occurrence of an event of default under the terms of any other Bond Document or any Letter of Credit Document, or the obligation to make payment on the Bonds is accelerated for any reason other than the occurrence of an Event of Default described in Section 7.01(g) or (h) of the Trust Indenture; or

                  (f) The Borrower shall fail to perform or observe any term, covenant or agreement contained in any of the Bond Documents on its part to be performed or observed and the continuance thereof through the expiration of any applicable grace period provided in the Bond Documents; or

                  (g) Any covenant, representation or warranty in any of the Letter of Credit Documents or Bond Documents or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any of the Letter of Credit Documents or Bond Documents proves to have been incorrect in any material respect when made; or

                  (h) The Borrower or the Guarantor shall fail to pay any indebtedness owing to any person other than the Bank totaling in the aggregate in excess of $50,000, for borrowed money owing by the Borrower or the Guarantor or any interest or premium thereon, for a period of thirty (30) consecutive days after such indebtedness, interest or premium is due, whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or the Borrower or the Guarantor shall fail to perform for a period of thirty (30) consecutive days beyond any period of grace with respect thereto any term, covenant or agreement on the Borrower's or the Guarantor's part to be performed under any agreement or instrument evidencing or securing or relating to such indebtedness owing by the Borrower or the Guarantor when required to be performed, if, in each case, the effect of such failure is to accelerate, or to permit the holder or holders of such indebtedness or the trustee or trustees under any such agreement or instrument to accelerate, the maturity of such indebtedness, unless such failure to perform shall be waived in writing by the holder or holders of such indebtedness or such trustee or trustees; or

                  (i) Final judgment for the payment of money to any Person other than the Bank shall be rendered against the Borrower or the Guarantor, in excess of $50,000, net of any reimbursement to which the Borrower or the Guarantor may be entitled, and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed; or

                  (j) The Borrower or the Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian, (ii) admit in writing the Borrower's or the Guarantor's inability to pay the Borrower's or the Guarantor's debts generally as they become due, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated bankrupt or insolvent, (v) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seek to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against the Borrower or the Guarantor in any bankruptcy, reorganization or insolvency proceeding; or action shall be taken by the Borrower or the Guarantor for the purpose of effecting any of the foregoing, or (vi) if without the application, approval or consent of the Borrower or the Guarantor, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Borrower or the Guarantor, or of all or any substantial part of the assets of the Borrower or the Guarantor, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Borrower or the Guarantor in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed, pending and unstayed, for any period of 60 consecutive days; or

                  (k) The Project Facilities suffer a loss by fire or other casualty in excess of $50,000 and such loss is not fully insured and any deficiency in the amount of insurance proceeds paid with respect to such loss is not deposited with the Bank within ten (10) days of the determination of such deficiency; or

                  (l) The Project Facilities, or any material portion thereof, are subject to a material condemnation proceeding; or

                  (m) The Borrower or the Guarantor defaults under the terms and provisions of any other obligation owed to the Bank by the Borrower or the Guarantor, or the occurrence of a default under any document or instrument evidencing or securing such obligation and the continuance thereof through the expiration of any applicable grace period provided in such document or instrument; or

                  (n) The Guaranty Agreement for any reason shall cease to be a legal, valid and binding agreement or the Guarantor shall revoke, terminate or in any other manner disavow the Guaranty Agreement or its obligations thereunder, or the Guarantor shall fail to perform or observe any term, covenant or agreement contained in the Guaranty Agreement and the continuance thereof through the expiration of any applicable grace period provided in the Guaranty Agreement; or

                  (o) The Bank reasonably believes that the ability of the Borrower to make its payments and perform its obligations under this Agreement or the other Letter of Credit Documents has been materially, adversely impaired.

            11.2  Remedies Upon Default. Upon the occurrence of any Event of
                  ---------------------
Default, the Bank may, at its option, do any or all of the following:

                  (a) Declare the principal of all amounts owing under this Agreement and the other Letter of Credit Documents (including all obligations secured by the Security Documents) and all other indebtedness of the Borrower to the Bank, together with interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and without the necessity of prior recourse to any security;

                  (b) Implement any remedies available to the Bank under or in connection with the Bond Documents, including without limitation instructing the Trustee, in the Bank's sole discretion, to accelerate the maturity of the Bonds and causing and paying a full or partial drawing under the Letter of Credit (whether or not any amounts have previously been paid under the Letter of Credit) and exercising all of the rights and remedies available to the Bank in connection therewith;

                  (c) If the Event of Default may be cured by the Bank by taking actions or making payments of money, the Bank shall have the right (but not the obligation) to take such actions (including without limitation the retention of attorneys and the commencement or prosecution of actions on its own behalf or on behalf of the Borrower), make such payments and pay for the costs of such actions (including without limitation attorneys' fees and court costs) from its own funds; provided, that the taking of such actions at the Bank's expense or the making of such payments by the Bank out of the Bank's own funds shall not be deemed to cure such Event of Default, and the same shall not be so cured unless and until the Borrower shall have reimbursed the Bank for such payment, together with interest at the Prime Rate plus two percent (2%), from the date of such payment until the date of reimbursement. If the Bank advances its own funds for such purposes, such funds shall be secured by the Security Documents, notwithstanding that such advances may cause the total amount advanced hereunder to exceed the amount committed to be advanced pursuant to this Agreement, and the Borrower shall immediately upon demand reimburse the Bank therefore with interest at the Prime Rate plus two percent (2%), from the date of such advance until the date of reimbursement; and

                  (d) Exercise any and all of its rights under the Letter of Credit Documents or the Bond Documents, or otherwise as a secured creditor, including, without limitation, foreclosing on any security, and exercising any other rights with respect to security whether under the Security Documents or any other agreement or as provided by law, all in such order and in such manner as the Bank in its sole discretion may determine.

            11.3  Cumulative Remedies; No Waiver. All remedies of the Bank
                  ------------------------------
provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Letter of Credit, the Security Documents, the Bond Documents or any of the Letter of Credit Documents, or provided by law from time to time. The exercise of any right or remedy by the Bank hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Letter of Credit, the Security Documents, the Bond Documents, or any of the Letter of Credit Documents, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice the Bank in the exercise of any rights hereunder or under the Letter of Credit, the Security Documents, the Bond Documents or the Letter of Credit Documents, unless in the exercise of said right, the Bank realizes all amounts owed to it under the Letter of Credit, this Agreement, the Security Documents, the Bond Documents and the Letter of Credit Documents and all Events of Default are cured. No waiver by the Bank of any default or breach by the Borrower hereunder shall be implied from any omission by the Bank to take action on account of such default if such default persists or is other than the default expressly made the subject of the waiver. Any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by the Bank to or of any act by the Borrower shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent act.

     12.    Miscellaneous.
            -------------

            12.1  Actions. The Bank shall have the right to commence, appear in
                  -------
and defend any action or proceeding affecting the rights or duties of the Borrower hereunder or the payment of any funds, and in connection therewith the Bank may pay necessary expenses, employ counsel and pay reasonable attorneys' fees. The Borrower agrees to pay to the Bank, on demand, all costs and expenses incurred by the Bank in connection therewith, including without limitation reasonable attorneys' fees, together with interest from the date of expenditure at the Prime Rate plus two percent (2%) (computed on the basis of a year of 360 days but calculated on the actual number of days outstanding). The Borrower's obligation to repay such expenses shall be secured by the Security Documents.

            12.2  Nonliability of the Bank. The Borrower acknowledges and
                  ------------------------
agrees that:

                  (a) The Bank shall not be responsible or liable to the Borrower for the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee or any beneficiary or transferee in connection therewith;

                  (b) The Bank shall not be responsible or liable to the Borrower for the validity, sufficiency or genuineness of documents (except as to the Bank's signatures thereon), or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged (except to the extent acceptance or reliance upon such documents is a result of the Bank's gross negligence or willful misconduct); and

                  (c) The Bank shall not be responsible or liable to the Borrower as a result of any circumstances in any way related to the making or failure to make payment under the Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Bank.

            12.3  No Representations by the Bank. By accepting or approving
                  ------------------------------
anything required to be observed, performed or fulfilled, or to be given to the Bank pursuant to this Agreement or any of the other Letter of Credit Documents or Bond Documents, including any certificate, financial statement, survey, appraisal or insurance policy, the Bank shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by the Bank. The Bank may accept documents in connection with a drawing under the Letter of Credit which appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and may accept documents in connection with any of the other Letter of Credit Documents or Bond Documents which appear on their face to be in order, without responsibility for further investigation.

            12.4  No Third Parties Benefited. This Agreement is made for the
                  --------------------------
purpose of defining and setting forth certain obligations, rights and duties of the Borrower and Bank in connection with the Letter of Credit. It is made for the sole protection of the Borrower and the Bank, and the Bank's successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof, except to the extent that the Trustee is expressly granted rights hereunder, or Participants are granted rights hereunder pursuant to participation agreements with the Bank.

            12.5  Indemnity by the Borrower. The Borrower hereby indemnifies and
                  -------------------------
holds harmless the Bank and the Participants and their respective directors, officers, agents and employees (collectively the "indemnitees") from and against:

                  (a) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that the Person has or asserts against the Issuer or the Borrower, whether in connection with the Letter of Credit, the Bonds, any of the Bond Documents, any of the Letter of Credit Documents or this Agreement, or otherwise;

                  (b) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person and arising from or in connection with (i) any statement or omission, actual or alleged, in the Bond Documents, or (ii) any breach or default, actual or alleged, of the representations, warranties, covenants, conditions or agreements contained in this Agreement or any of the other Letter of Credit Documents or in any of the Bond Documents; and

                  (c) any and all liabilities, losses, costs or expenses (including court costs and attorneys' fees) that any indemnitee suffers or incurs as a result of the assertion of any claim, demand, action or cause of action specified in Section 12.5(a) or Section 12.5(b) of this Agreement.

            Any obligation or liability of the Borrower to any indemnitee as provided in this Section 12.5 shall be secured by the Security Documents. The indemnity contained in this Section 12.5 shall not extend to any claims, demands, actions, causes of action, liabilities, losses, costs or expenses which result solely from the gross negligence or willful misconduct of the Bank or to the information set forth in Appendix A to the Official Statement.

            12.6  Commissions. The Borrower hereby indemnifies and holds the
                  -----------
Bank harmless from any responsibility, cost and/or liability, including any attorneys' fees incurred, in connection with any claim by any Person for the payment of any commission, charge or brokerage fee in connection with the Bonds or any of the other transactions contemplated in connection with this Agreement arising from any action taken, directly or indirectly, by or on behalf of the Borrower.

            12.7  Binding Effect. This Agreement shall be binding upon and inure
                  --------------
to the benefit of the Borrower and its successors and assigns and the Bank and its successors and assigns, subject to the provisions of Sections 8.18 of this Agreement. The Bank is authorized in its sole discretion to participate interests in the Letter of Credit and security therefor to Participants.

            12.8  Execution in Counterparts. This Agreement and any other Letter
                  -------------------------
of Credit Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Letter of Credit Document, as the case may be, taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Letter of Credit Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

            12.9  Prior Agreements; Amendments; Consents. This Agreement
                  --------------------------------------
contains the entire agreement between the Bank and Borrower with respect to the subject matter hereof, and all prior negotiations, understandings and agreements with respect thereto are superseded by this Agreement. No amendment, modification, supplement, termination or waiver of any provision of this Agreement or any of the Letter of Credit Documents, and no consent to any departure by the Borrower therefrom, may in any event be effective unless in writing signed by the Bank, and then only in the specific instance and for the specific purpose given.

            12.10 Cumulative Remedies; No Waiver. The rights, powers and
                  ------------------------------
remedies of the Bank under the Letter of Credit Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity or otherwise. No failure or delay on the part of the Bank in exercising any right, power or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power or remedy preclude any other or further exercise of any other right, power or remedy.

            12.11 Inclusion of Expenditures in Indebtedness. All sums paid or
                  -----------------------------------------
expended by the Bank under the terms of this Agreement shall bear interest at the Prime Rate plus two percent (2%) (calculated on the basis of a year of 360 days but calculated on the actual number of days outstanding), except as otherwise provided herein, from the date such sums are paid or expended, shall be secured by the Security Documents and shall be immediately due and payable by the Borrower upon demand.

            12.12 Survival of Representations and Warranties. All
                  ------------------------------------------
representations and warranties of the Borrower contained herein or in any other Letter of Credit Document will survive the delivery of the Letter of Credit, and are material and have been or will be relied upon by the Bank, notwithstanding any investigation made by or on behalf of the Bank. For the purpose of the foregoing, all statements contained in any certificate, agreement or other writing delivered by or on behalf of the Borrower pursuant hereto or pursuant to any other Letter of Credit Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be covenants, representations and warranties of the Borrower contained herein or in the other Letter of Credit Documents, as the case may be.

            12.13 Notices. Unless otherwise expressly provided hereunder, all
                  -------
notices, requests, demands, directions and other communications provided for in this Agreement and under any of the other Letter of Credit Documents must be in writing and must be mailed, telecopied, telegraphed, delivered or sent by Telex or cable to the appropriate party at its address as follows:

                  If to the Borrower:

                 Apex Telecommunications Manufacturing, Inc.
                 12 Simon Street
                 Nashua, New Hampshire 03087
                 Attention: Ms. Jill Dinsmore
                 Telecopier: (603) 598-6322

                 If to the Bank:

                 The Huntington National Bank
                 2313 Village Park Court
                 Mansfield, Ohio 44906
                 Attention: Mr. Glenn McClelland
                 Telecopier: (419) 747-7108

                 With a copy to:

                 The Huntington National Bank
                 41 South High Street
                 Columbus, Ohio 43215
                 Attention: International Division,
                            Letter of Credit Department
                 Telecopier: (614) 480-3761

Addresses for purposes of notice may be changed from time to time by written notice sent to the other party and the Trustee in accordance with this Section
12.13. Any notice, request, demand, direction or other communication given by telegram, telecopy, Telex or cable must be confirmed within 24 hours by letter mailed or delivered to the appropriate party at such party's respective address. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 48 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested, postage prepaid or (b) if given by telegraph, telecopy, cable or Telex, when delivered.

            12.14 Further Assurances. The Borrower shall, at its expense and
                  ------------------
without expense to the Bank, do, execute and deliver such further acts and documents as the Bank from time to time reasonably requires for the purpose of assuring and confirming unto the Bank the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Letter of Credit Document, or for assuring the validity of any security interest or lien under any Security Document.

            12.15 Governing Law. This Agreement shall be governed by, and
                  -------------
construed and enforced in accordance with, the laws of the State of Ohio.

            12.16 Severability of Provisions. Any provision in any Letter of
                  --------------------------
Credit Document that is held to be inoperative, unenforceable or invalid shall be inoperative, unenforceable or invalid without affecting the remaining provisions, and to this end the provisions of all Letter of Credit Documents are declared to be severable.

            12.17 Headings. Article and section headings in this Agreement are
                  --------
included for convenience of reference only and are not part of this Agreement for any other purpose.

            12.18 Time of the Essence. Time is of the essence for all purposes
                  -------------------
under this Agreement and the other Letter of Credit Documents.

            12.19 Waiver of Jury Trial. THE BANK AND THE BORROWER, AFTER
                  --------------------
CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM WITH RESPECT THERETO. THIS WAIVER SHALL NOT IN ANY WAY EFFECT THE BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY WARRANT OF ATTORNEY OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY RELATED INSTRUMENT OR AGREEMENT. NEITHER THE BORROWER NOR THE BANK SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE BORROWER OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

            12.20 Warrant of Attorney. The Borrower authorizes any attorney-at-
                  -------------------
law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the Borrower in favor of the Bank for the amount then appearing due, together with costs of suit, and thereupon to waive all error and all rights of appeal and stays of execution.

     IN WITNESS WHEREOF, the Borrower and the Bank have each caused this Agreement to be executed on its behalf of its duly authorized officer as of the date first above written.

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

APEX TELECOMMUNICATIONS MANUFACTURING, INC.



By  /s/ Sandra A. Frankhouse
   ------------------------------------

Title  Treasurer
     ----------------------------------

THE HUNTINGTON NATIONAL BANK


By  /s/ Glenn W. McClelland
   ------------------------------------

Title  Vice President
     ----------------------------------

                               LETTER OF CREDIT



                                         Irrevocable Letter of
                                         Credit No. XXXXXX
                                         Dated as of September 30, 1999

The Huntington National Bank,
 as Trustee
41 South High Street
Columbus, Ohio 43215
Attention: Corporate Trust Department

Ladies and Gentlemen:

     The Huntington National Bank (sometimes hereinafter referred to as the "Bank") hereby establishes in your favor for the account of Apex Telecommunications Manufacturing, Inc., a New Hampshire corporation (the "Borrower"), its Irrevocable Letter of Credit No. XXXXXX (this "Letter of Credit") in a maximum amount of up to $3,565,334 (as more fully described below) effective immediately and expiring at 5:00 P.M., Ohio time, on September 15, 2004 (the "Expiration Date") unless terminated earlier in accordance with the provisions hereof or unless extended by us.

     This Letter of Credit is being issued in connection with that certain Trust Indenture (the "Trust Indenture") between the Business Finance Authority of the State of New Hampshire (the "Issuer") and you dated as of September 1, 1999 pursuant to which the Issuer has agreed to authorize, issue and sell its certain Adjustable Rate Demand Industrial Development Revenue Bonds, Series 1999 (Apex Telecommunications Manufacturing, Inc. Project) (the "Bonds") in the aggregate principal amount of $3,500,000, the payment of which is secured by, among other things, this Letter of Credit. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Trust Indenture.

     As used in this Letter of Credit, the term "business day" shall mean any day of the year, other than (a) a Saturday; (b) a Sunday; (c) a day on which commercial banks located in the cities in which the principal corporate trust office of the Trustee and the principal offices of the Bank and the Remarketing Agent are located are required or authorized by law to remain closed; or (d) a day on which The New York Stock Exchange is closed.

     You, as Trustee pursuant to the Trust Indenture, are hereby irrevocably authorized to draw on us, for the account of the Borrower, in accordance with the terms and conditions hereof and subject to increases and reductions in amounts as hereinafter set forth, an aggregate amount not exceeding Three Million Five Hundred Sixty-Five Thousand Three Hundred and Thirty-Four Dollars ($3,565,334) (the "Stated Amount"), of which (A) an aggregate amount not exceeding $3,500,000 may be drawn upon for payment of (i) the unpaid principal amount of the Bonds and/or (ii) for payment of that portion of the purchase price of the Bonds or Beneficial Ownership Interests (as defined in the Indenture) corresponding to the principal thereof tendered, or deemed tendered, to the Trustee for purchase in accordance with the provisions of the Trust Indenture and the Bonds and not remarketed and which (together with any interest portion of such purchase price payable on such Bonds or Beneficial Ownership Interests pursuant to the provisions of the Trust Indenture and Bonds) comprises a Remarketing Drawing, and (B) an aggregate amount not exceeding $65,334 may be drawn upon for payment of (i) up to 56 days' accrued interest on the Bonds at a maximum interest rate of 12% per annum ("Interest Drawing") and/or (ii) for the payment of that portion of a Remarketing Drawing corresponding to the interest portion thereof.

     Funds under this Letter of Credit are only available to you against your sight draft(s) drawn on us, substantially in the form of Exhibit 1 hereto,
                                                         ---------
stating on (its)(their) face(s): "Drawn under The Huntington National Bank Letter of Credit No. XXXXXX and upon your presenting to us one or more of the following written certificates:

     (A) If the drawing is being made for payment of principal of the Bonds whether due upon maturity, redemption or acceleration, a written certificate signed by you in the form of Exhibit 2 attached hereto appropriately completed
                             ---------
(a "Principal Drawing");

     (B) If the drawing is being made for the payment of the purchase price of the Bonds or Beneficial Ownership Interests tendered, or deemed tendered, to the Trustee for purchase pursuant to Section 2.05 or Section 2.06 of the Trust Indenture and not remarketed, a written certificate signed by you in the form of
Exhibit 3 attached hereto appropriately completed (a "Remarketing Drawing"); and
---------

     (C) If the drawing is being made for a payment of interest on the Bonds, a written certificate signed by you in the form of Exhibit 4 attached hereto
                                                 ---------
appropriately completed (an "Interest Drawing").

     Presentation of such draft(s) and certificate(s) shall be made on a business day at our office located at 41 South High Street, Columbus, Ohio 43215 (Attention: International Division, Letter of Credit Department) or any other place which may be designated by us by written notice delivered to you. If we receive any of your drafts drawn hereunder at such office, all in strict conformity with the terms and conditions of this Letter of Credit, on or prior to the termination hereof, we will honor the same and make payment hereunder. If a draft and certificate are presented to us as aforesaid by 11:00 A.M., Columbus, Ohio time, payment will be made, in immediately available funds, by 11:00 A.M., Columbus, Ohio time on the next business day following presentment; otherwise, payment will be made, in immediately available funds, by 11:00 A.M., Columbus, Ohio time on the second business day following presentment. If requested by you, payment may be made by deposit of such funds into a designated bank account that you maintain.

     If a demand for payment made by you hereunder and received by us does not, in any instance, strictly conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any drafts and documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the purported negotiation was not effected in accordance with the terms of this Letter of Credit, you may attempt to correct any such nonconforming demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so. Each demand for payment hereunder which is honored by us shall be paid solely from our own immediately available general funds and not directly or indirectly with any funds of the Borrower or any of its affiliates or from any funds or collateral deposited, pledged, paid, assigned or otherwise transferred by (or on behalf of) the Borrower or any of its affiliates with or to us for our account or benefit.

     Upon payment of a drawing hereunder, the Stated Amount of this Letter of Credit shall be reduced by the amount of such payment except as follows:

     (A) In connection with any Remarketing Drawing, upon receipt by the Trustee of Bonds or Beneficial Ownership Interests for our benefit in the aggregate principal amount equal to the unpaid amount of the principal portion of such Remarketing Drawing delivered by you or on your behalf, registered in the name of the Borrower as pledgor and our name as pledgee, your right to draw on us shall automatically be reinstated in an amount equal to the principal portion plus the interest portion of such Remarketing Drawing, or the aggregate principal amount of such Bonds or Beneficial Ownership Interests plus the interest portion of such Remarketing Drawing, as the case may be, and this automatic reinstatement of your right to make a Remarketing Drawing shall be applicable to successive Drawings so long as this Letter of Credit shall have not terminated as set forth below.

     (B) In connection with any Interest Drawing, if you have not received from us within ten (10) days from the date of your drawing a notice from us in the form of the certificate attached hereto as Exhibit 5 appropriately completed,
                                           ---------
indicating we have not reinstated the Letter of Credit for all amounts drawn under such Interest Drawing (such amounts shall be limited to up to 56 days' interest accruing on the Bonds at a maximum interest rate of 12% per annum), your right to draw on us by an Interest Drawing shall be automatically reinstated in such amount and this automatic reinstatement of your right to make an Interest Drawing shall be applicable to successive Interest Drawings so long as this Letter of Credit shall have not terminated as set forth herein.

     Only you, as Trustee, or your transferee pursuant to the terms of this Letter of Credit, may make a drawing under this Letter of Credit. Upon the payment to you, as Trustee, of the amount specified in a draft drawn hereunder, we will be fully discharged of our obligation under this Letter of Credit with respect to such draft and shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to you or any other person who may have made to you or makes to you a demand for payment of principal of, purchase price of, or interest on any Note. By paying to you an amount demanded in such draft we make no representation as to the correctness of the amount demanded in such draft.

     This Letter of Credit applies only to the payment of principal (or that portion of the purchase price corresponding to principal) of the Bonds, and up to 56 days' interest (or that portion of the purchase price corresponding to interest) accruing on the Bonds at a maximum interest rate of 12% per annum on or prior to the expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal or purchase price which may be payable with respect thereto after such date.

     Upon the earliest of (i) the making by you of the final drawing available to be made hereunder, (ii) our receipt of a written certificate signed by your officer and by an officer of the Borrower in the form of Exhibit 6 hereto
                                                         ---------
appropriately completed, stating that: (a) no Bonds are Outstanding within the meaning of the Trust Indenture; and (b) such officers, respectively, are duly authorized to sign such certificate on behalf of you and the Borrower, (iii) the date on which an Alternate Letter of Credit (as defined in the Trust Indenture) becomes the "Letter of Credit" for all purposes under the Trust Indenture and following our receipt of a written certificate signed by your officer and by an officer of the Borrower in the form of Exhibit 7 hereto appropriately completed:
                                       ---------
(a) stating that an Alternate Letter of Credit has been accepted by the Trustee;
(b) setting forth the date on which such Alternate Letter of Credit becomes such "Letter of Credit"; and (c) stating that such officers are duly authorized to sign such certificate on behalf of you and the Borrower, respectively, or (iv) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

     This Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce, Publication No. 500" (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the State of Ohio, and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of Ohio.

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 41 South High Street, Columbus, Ohio 43215,
Attention: International Division, Letter of Credit Department, specifically referring to the number of this Letter of Credit. We will address all communications with respect to this Letter of Credit to the Trustee at the address set forth on the front page hereof or to such other address as the Trustee may direct in writing.

     In accordance with Article 48 of the Uniform Customs, this Letter of Credit is transferable in its entirety to any transferee who has succeeded you as Trustee under the Trust Indenture. Each letter of credit issued upon any such transfer may be successively transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit 8 attached hereto. Following such
                             ---------
presentation, and as soon as this original Letter of Credit is returned to us and we have been paid our customary transfer fee, we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions therein consistent with those of this Letter of Credit.

     This Letter of Credit sets forth in full our undertaking and shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Trust Indenture), except only the Certificate(s) and the draft(s) referred to herein and the definitions of capitalized terms incorporated herein by reference from the Trust Indenture; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such draft(s).

                                   Very truly yours,

                                   THE HUNTINGTON NATIONAL BANK


                                   By: ____________________________

                                   Title: _________________________

                                   EXHIBIT 1
                                   ---------


                                  SIGHT DRAFT
                                  -----------

                                                          _______________, _____

FOR VALUE RECEIVED

Pay at Sight to: ________________________
U.S. __________________________ Dollars
(U.S. $______________)

Charge to account of Apex Telecommunications Manufacturing, Inc.

     Drawn under The Huntington National Bank Letter of Credit No. XXXXXX.

TO:  The Huntington National Bank
     International Division
     Letter of Credit Department
     41 South High Street
     Columbus, Ohio 43215

     The sum drawn does not exceed the difference between (I) the maximum aggregate amount to be drawn under the Letter of Credit less (II) the aggregate amount of all previous drawings made under the Letter of Credit for which The Huntington National Bank has not reinstated, as certified to us in any Certificate of Nonreinstatement heretofore delivered by you.

                              THE HUNTINGTON NATIONAL BANK,
                              as Trustee



                              By: _________________________
                              Title: ______________________

                                      1-1

                                   EXHIBIT 2
                                   ---------

                      CERTIFICATE FOR "PRINCIPAL DRAWING"
                      ----------------------------------

             (PRINCIPAL UPON REDEMPTION, MATURITY OR ACCELERATION)

     The undersigned, a duly authorized officer of The Huntington National Bank, as Trustee (the "Trustee"), hereby certifies to The Huntington National Bank (the "Bank") with reference to The Huntington National Bank Irrevocable Letter of Credit No. XXXXXX (the "Letter of Credit", the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee that:

     (1) The Trustee is the Trustee under the Trust Indenture for the holders of the Bonds. The total amount of Bonds outstanding (as defined in the Trust Indenture) is $ ___________.

     (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal upon the Bonds.

     (3) The amount of principal of the Bonds which is due and payable or which will become due and payable within two business days after the date hereof is $____________. The amount of the draft accompanying this Certificate does not exceed such amount.

     (4) The amount of the draft accompanying this Certificate, together with the aggregate of all prior payments made pursuant to drawings under the Letter of Credit for the payment of the principal amount of the Bonds, including amounts under Remarketing Drawings representing the principal portion of the purchase price of Bonds or Beneficial Ownership Interests thereunder which have not been reinstated, does not exceed $3,500,000.

     (5)  This is a (partial) (final) drawing.

     (6) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

     (7) Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will apply it directly to the payment when due of the appropriate amount of principal owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the Trustee for any other purpose, and (c) no portion of it shall be commingled with other funds held by the Trustee. This drawing is made in accordance with the provisions of the Trust Indenture.

                                      2-1

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the _______ day of __________________, _____.

                              THE HUNTINGTON NATIONAL BANK,
                              as Trustee



                              By: _____________________________
                              Title: __________________________

                                      2-2

                                   EXHIBIT 3
                                   ---------

                     CERTIFICATE FOR "REMARKETING DRAWING"
                     ------------------------------------

 (PURCHASE PRICE OF BONDS OR BENEFICIAL OWNERSHIP INTERESTS TENDERED TO TRUSTEE
                        FOR PURCHASE AND NOT REMARKETED)

     The undersigned, a duly authorized officer of The Huntington National Bank, as Trustee (the "Trustee"), hereby certifies to The Huntington National Bank (the "Bank") with reference to The Huntington National Bank Irrevocable Letter of Credit No. XXXXXX (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee that:

     (1) The Trustee is the Trustee under the Trust Indenture for the holders of the Bonds. The total aggregate principal amount of the Bonds Outstanding (as defined in the Trust Indenture) is $_________.

     (2) The Trustee is making a drawing under the Letter of Credit to pay, pursuant to Section 5.04 of the Trust Indenture, the purchase price of the Bonds or Beneficial Ownership Interests which have been tendered to the Trustee for purchase or are deemed to have been so tendered pursuant to the terms of the Trust Indenture and not remarketed pursuant to Section 6.18 of the Trust Indenture.

     (3) The Trustee (a) is in possession of funds in the Remarketing Reimbursement Fund equal to, or of Bonds or Beneficial Ownership Interests with an aggregate principal amount outstanding equal to, the portion of the amount of the draft accompanying this Certificate representing the principal portion of the purchase price of such Bonds or Beneficial Ownership Interests and, unless the Bank has notified the Trustee in writing that it has been reimbursed in full for the amount of this Remarketing Drawing, the Trustee will deliver or cause to be delivered to the Bank, or to its designated agent, within three (3) business days after the date of this Certificate, a principal amount of such Bonds, or evidence that such Beneficial Ownership Interests are, registered in the name of the Borrower as pledgor and the Bank as pledgee, equal to the amount of the draft accompanying this Certificate representing the principal portion of the purchase price of such Bonds or Beneficial Ownership Interests for which the Bank has not been reimbursed by the Trustee on the date of such Remarketing Drawing; (b) acknowledges the pledge by the Borrower to the Bank of the Bonds delivered, and Beneficial Ownership Interests registered, pursuant to subparagraph (a); and (c) agrees that all payments of principal and interest made on such Bonds shall be made to the Bank, so long as the Bank is the pledgee of such Bonds.

     (4) The aggregate principal amount of the Bonds or Beneficial Ownership Interests tendered or deemed tendered to the Trustee for purchase pursuant to
Section 6.18 of the Trust Indenture is $____________. The interest portion of the purchase price for such Bonds or Beneficial Ownership Interests, if any, is $__________. The amount of the draft accompanying

                                      3-1
this Certificate does not exceed the sum of such amounts due as the purchase price of such Bonds or Beneficial Ownership Interests.

     (5) The principal amount of the draft accompanying this Certificate, together with the aggregate of all prior principal payments made pursuant to Remarketing Drawings which have not been reinstated under the Letter of Credit for the payment of the principal portion of the purchase price of the Bonds and Beneficial Ownership Interests and Principal Drawings, does not exceed $3,500,000. The interest amount of the draft accompanying this Certificate, together with the aggregate of all prior interest payments made pursuant to Remarketing Drawings which have not been reinstated under the Letter of Credit for the interest portion of the purchase price of the Bonds and Beneficial Ownership Interests and Interest Drawings which have not been reinstated under the Letter of Credit, does not exceed $65,334.

     (6) Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will apply it directly for the purpose of payment of the purchase price of the Bonds or Beneficial Ownership Interests referenced in Paragraph 2 hereof,
(b) no portion of it shall be applied by the Trustee for any other purpose, and
(c) no portion of it shall be commingled with other funds held by the Trustee. This drawing is made in accordance with the provisions of the Trust Indenture.

     (7) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the _______ day of ________________________, ________.

                                  THE HUNTINGTON NATIONAL BANK, as Trustee



                                  By: ____________________________
                                  Title: _________________________

                                      3-2

                                   EXHIBIT 4
                                   ---------

                      CERTIFICATE FOR "INTEREST DRAWING"
                      ----------------------------------

                              (ACCRUED INTEREST)

     The undersigned, a duly authorized officer of The Huntington National Bank, as Trustee (the "Trustee"), hereby certifies to The Huntington National Bank (the "Bank") with reference to The Huntington National Bank Irrevocable Letter of Credit No. XXXXXX (the "Letter of Credit," the capitalized terms, defined therein and not defined herein being used as therein defined) issued by the Bank in, favor of the Trustee that:

     (1) The Trustee is the Trustee under the Trust Indenture for the holders of the Bonds. The total amount of Bonds outstanding (as defined in the Trust Indenture) is $__________.




     (2) The Trustee is making a drawing under the Letter of Credit in respect of payment of accrued and unpaid interest on the Bonds.

     (3) Interest on the Bonds which is due and payable, or which will become due and payable within two business days after the date hereof, and the amount of the draft accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds.

     (4) The amount of interest accrued on the Bonds which is due and payable is $_____________. The amount of the draft accompanying this Certificate does not exceed such amount due as interest or in respect of interest.

     (5) The amount of the draft accompanying this Certificate, together with the aggregate of all prior payments made pursuant to drawings under the Letter of Credit in respect of the payment of interest accrued on the Bonds which, as certified to us by the Bank, the Bank has not reinstated (including the interest portion of any Remarketing Drawing which has not been reinstated), does not exceed $65,334.

     (6) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

     (7) Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will apply it directly to the payment when due of the appropriate amount of interest owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the Trustee for any other purpose, and (c) no portion of it shall be commingled with other funds held by the Trustee. This drawing is made in accordance with the provisions of the Trust Indenture.

                                      4-1

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the ______ day of _____________________, ______.

                                    THE HUNTINGTON NATIONAL BANK,
                                    as Trustee



                                    By: ________________________________

                                    Title: _____________________________

                                      4-2

                                   EXHIBIT 5
                                   ---------



                        CERTIFICATE OF NONREINSTATEMENT
                   OF AMOUNTS AVAILABLE FOR INTEREST DRAWING
                 UNDER IRREVOCABLE LETTER OF CREDIT NO. XXXXXX
                 ---------------------------------------------

     The undersigned, a duly authorized officer of The Huntington National Bank (the "Bank"), hereby certifies to the Trustee under the Trust Indenture dated as of September 1, 1999 between the Business Finance Authority of the State of New Hampshire and The Huntington National Bank, as trustee (the "Trustee") with reference to The Huntington National Bank Irrevocable Letter of Credit No. XXXXXX (the "Letter of Credit") issued by the Bank in favor of the Trustee that the amount drawn by the Trustee pursuant to its Interest Drawing dated as of ____________________________ has not been reinstated either (a) because the Bank has not been reimbursed for such Drawing or (b) because an Event of Default has occurred under the Reimbursement Agreement dated as of September 1, 1999 between the Bank and the Borrower, as defined in the Letter of Credit, pursuant to which the Letter of Credit is issued, and is continuing.

     Except as herein expressly set forth, all other terms and conditions of the Letter of Credit remain unchanged.

     IN WITNESS WHEREOF, the Bank has executed and delivered this certificate as of the _________ day of __________________, _____.


                                    THE HUNTINGTON NATIONAL BANK



                                    By: _____________________________

                                    Title: __________________________

                                      5-1

                                   EXHIBIT 6
                                   ---------

                   CERTIFICATE THAT NO BONDS ARE OUTSTANDING
                   -----------------------------------------


The Huntington National Bank
International Division,
Letter of Credit Department
41 South High Street
Columbus, Ohio 43215

     Re:  The Huntington National Bank
          Irrevocable Letter of Credit No XXXXXX
          --------------------------------------

Ladies and Gentlemen:


     The undersigned, a duly authorized officer of The Huntington National Bank, as Trustee (the "Trustee"), and a duly authorized officer of Apex Telecommunications Manufacturing, Inc. (the "Borrower"), hereby certify to The Huntington National Bank (the "Bank") with reference to The Huntington National Bank Irrevocable Letter of Credit No. XXXXXX (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee that:

     (1) The Trustee is the Trustee under the Trust Indenture for the holders of the Bonds.

     (2)  No Bonds are outstanding within the meaning of the Trust Indenture.

     (3) The undersigned officers are duly authorized to sign this certificate on behalf of the Trustee and the Borrower, respectively.

     Pursuant to the Indenture, we are delivering herewith the Letter of Credit for cancellation.

                                      6-1

     IN WITNESS WHEREOF, the Trustee and the Borrower have executed and delivered this certificate as of the _____ day of ________________________,
______.

                    THE HUNTINGTON NATIONAL BANK,
                    as Trustee



                    By: ______________________________

                    Title: ___________________________


                    APEX TELECOMMUNICATIONS
                    MANUFACTURING, INC.



                    By: ______________________________

                    Title: ___________________________

                                      6-2

                                   EXHIBIT 7
                                   ---------

            CERTIFICATE OF ACCEPTANCE OF ALTERNATE LETTER OF CREDIT
            -------------------------------------------------------

The Huntington National Bank
International Division,
Letter of Credit Department
41 South High Street
Columbus, Ohio 43215

     Re:  The Huntington National Bank
          Irrevocable Letter of Credit No. XXXXXX
          ---------------------------------------

Ladies and Gentlemen:

     The undersigned, a duly authorized officer of The Huntington National Bank, as Trustee (the "Trustee"), and a duly authorized officer of Apex Telecommunications Manufacturing, Inc. (the "Borrower"), respectively, hereby certify to The Huntington National Bank (the "Bank") with reference to The Huntington National Bank Irrevocable Letter of Credit No. XXXXXX (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee that:

     (1) The Trustee is the Trustee under the Trust Indenture for the holders of the Bonds.

     (2) An Alternate Letter of Credit (as defined in the Trust Indenture) has been accepted by the Trustee.

     (3) The date on which such Alternate Letter of Credit becomes the "Letter of Credit" for all purposes under the Trust Indenture is ____________________,
______.

     (4) The undersigned officers are duly authorized to sign this certificate on behalf of the Trustee and the Borrower, respectively.

                                      7-1

     IN WITNESS WHEREOF, the Trustee and Borrower [and the Original Purchaser] have executed and delivered this certificate as of the _____ day of ___________________, ______.


                    THE HUNTINGTON NATIONAL BANK,
                    as Trustee



                    By: _____________________________

                    Title: __________________________


                    APEX TELECOMMUNICATIONS
                    MANUFACTURING INC.



                    By: _____________________________

                    Title: __________________________

                                      7-2

                                   EXHIBIT 8
                                   ---------

               TRANSFER OF LETTER OF CREDIT TO SUCCESSOR TRUSTEE
               -------------------------------------------------

                                                         ________________, _____

The Huntington National Bank
International Division,
Letter of Credit Department
41 South High Street
Columbus, Ohio 43215

          Re:  The Huntington National Bank
               Irrevocable Letter of Credit No. XXXXXX
               ---------------------------------------

Ladies and Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

                             (Name of Transferee)

                                   (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

     By this transfer, all rights of the undersigned beneficiary in and to such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

                                      8-1

     The advise of such Letter of Credit is returned herewith, along with your customary transfer fee, and we ask you either to endorse the transfer on the reverse thereof and forward it directly to the transferee with your customary notice of transfer, or to issue a replacement letter of credit, as requested by the transferee.

                              Very truly yours,

                              [name of beneficiary]

                              By: ___________________________

                              Title: ________________________

SIGNATURE AUTHENTICATED

__________________________________
(Bank)


__________________________________
(Authorized Signature)

                           ACCEPTANCE BY TRANSFEREE
                           ------------------------

     The undersigned transferee of the above-captioned Letter of Credit hereby acknowledges transfer to it as beneficiary of the Letter of Credit, acknowledges that it has become the successor Trustee under the terms and conditions of that certain Trust Indenture by and between the Business Finance Authority of the State of New Hampshire and The Huntington National Bank, as trustee, dated as of September 1, 1999, and requests that The Huntington National Bank [endorse the transfer on the reverse of the Letter of Credit and forward it directly to the undersigned transferee with your customary notice of transfer] [issue a replacement letter of credit with provisions consistent with the Letter of Credit].

                              [Name of Transferee]



                              By: ____________________________

                              Title: _________________________

                                      8-2

                                   EXHIBIT B

                                 (Page 1 of 4)


     Four certain parcels of land, with the buildings and improvements thereon, situated in Nashua, Hillsborough County, New Hampshire described as follows:

PARCEL 1 beginning at a stone bound on the southwesterly corner of Parcel IV,
--------
said stone bound being the northerly sideline of Will Street and at land now or formerly of Edgcomb Steel of New England, Inc.; thence

1. North 23(degrees) 30' 00" west by land now or formerly of said Edgcomb Steel of New England, Inc. a distance of 734.24 feet to a stone bound; thence

2.        North 66(degrees) 30' 40" east by said Edgcomb land a distance of
          24.00 feet to a stone bound on the southerly sideline and end of Ledge Street and at land formerly of Royal Business Forms, Inc.; thence

3. South 23(degrees) 30' 00" east by said Royal land a distance of 524.47 feet to a point; thence

4. South 44(degrees) 36 20" east by said Royal land a distance of 224.94 feet to a point on the north side of Will Street; thence

5. South 66(degrees) 32' 55" west by the north line of Will Street a distance of 105.00 feet to the point of beginning.

Said premises being shown on plan of property in Nashua, New Hampshire belonging to Edgcomb Steel of New England, Inc. and Higgs Company, dated November 17, 1965, prepared by David Hamilton and recorded in the Hillsborough County Registry of Deeds at Plan 3220.

PARCEL II situated on the northerly side of Will Street and the westerly side of
---------
Simon Street and described as follows:

     Beginning at a stone bound at the intersection of the north line of Will Street and the west line of Simon Street; thence

     1. Running northerly by the west line of Simon Street 350 feet to a stake at land of the Nashua, New Hampshire Foundation; thence

     2. Turning and running westerly by an interior angle of 90(degrees) and by said other land of Nashua, New Hampshire Foundation 300 feet to a stake at other land of Royal Realty Company, Inc.; thence

                                   EXHIBIT B

                                 (Page 2 of 4)


     3. Turning and running southerly by an interior angle of 90(degrees) and by said other land of Royal Realty Company, Inc. 350 feet to a stake set in the north line of said Will Street; thence

     4. Turning and running easterly by the north line of said Will Street 300 feet to the point of beginning.

PARCEL III situated on the north side of Will Street being shown as Lot 3 on
----------
Plan o Land entitled "Land of Higgs Company and Royal Realty Co., Inc., Nashua, New Hampshire, Robert J. Trombley, Civil Engineer, dated June 1958, recorded in the Hillsborough County Registry of Deeds as Plan #1598, and further bounded and described as follows:

     Beginning at a point in the north line of Will Street at the southeast corner of the herein conveyed premises and at the southwest corner of other land of Royal Realty Company, Inc.; thence

     1. Running northerly by said other land now or formerly of Royal Realty Company, Inc. 350 feet to land of the Nashua, New Hampshire Foundation; thence

     2. Turning and running westerly by a 90(degrees) angle with the next previous course, 126 feet to the east line of the railroad sidetrack right of way, as shown on said Plan; thence

     3. Turning and running southerly by the east line of said railroad sidetrack right of way, 140 feet to a point; thence

     4. Turning and running southeasterly by the line of said right of way 225 feet to a point in the north line of Will Street, thence

     5. Turning and running easterly by the north line of Will Street, 45 feet to the place of beginning.

PARCEL IV situated on the west line of Simon Street and the south line of Ledge
---------
Street bounded and described as follows:

Beginning at a stone bound at the northeast corner of the herein-described premises and at the intersection of the west line of Simon Street and the south line of Ledge Street; thence

     1. South 81(degrees) west 426 feet by the south line of Ledge Street to a stone bound; thence

     2. South 9(degrees) east 384.6 feet to a stone bound at land formerly of Royal Realty Inc., now of Arthur Corey; thence

                                   EXHIBIT B

                                 (Page 3 of 4)


     3. North 81(degrees) east 426 feet to a drill hole in a rock at the west line of Simon Street; thence

     4. North 9(degrees) west by the west line of Simon Street 384.6 feet to the point of beginning, and being part of Lot 3 as shown on the plan of land know as Nashua, New Hampshire Foundation Industrial Park, said plan being recorded in Hillsborough County Registry of Deeds as Plan 1697.

     EXCEPTING AND RESERVING, however, the portion of the foregoing described tract which was conveyed by Royal Business Forms, Inc. to R. Dexter Brown by deed dated April 17, 1968 and recorded in Hillsborough County Registry of Deeds in Volume 2008 at page 142, and described therein as follows:

     The tract of land at the west line of Simon Street and the south line of Ledge Street in Nashua, Hillsborough County, New Hampshire, bounded and described as follows:

     Beginning at a stone bound at the northeast corner of the herein-described premises and at the intersection of the west line of Simon Street and the south line of Ledge Street; thence

     1. South 81(degrees) west 240 feet by the south line of Ledge street to a point; thence

     2.   South 9(degrees) east 165 feet to a point; thence

     3. North 81(degrees) east 240 feet to a paint in the west line of Simon Street; thence

     4. North 9(degrees) west by the west line of Simon Street 165 feet to the point of beginning.

     Containing 39,600 square feet, more or less, being part of Lot 3 as shown on the plan of land of Nashua, New Hampshire Foundation Industrial Park, said plan being recorded in Hillsborough County Registry of Deeds as Plan 1697.

     The above parcels are also depicted upon a "Boundary Plan of Map E Lots 149 and 252 in Nashua, NH prepared for Simon Street Associates, Inc." dated June 1, 1993, recorded in the Hillsborough County Registry of Deeds as Plan No. 26518.

EXCEPTING, EXCLUDING AND RESERVING from the above described parcels so much land as was conveyed to the State of New Hampshire by deed of Simon Street Associates, Inc. dated March 12, 1998, recorded in the Hillsborough County Registry of Deeds in Book 5912, Page 1960.

Parcels I through IV less exceptions being further described on the following page.

                                   EXHIBIT B

                                 (Page 4 of 4)


                             Legal Description for
                                   land of:
                  APEX TELECOMMUNICATIONS MANUFACTURING INC.

     Beginning at a point at the intersection of the westerly right-of-way of Simon Street and the northerly intersection of Will Street. Said point being the southeasterly most corner of the herein described premises, thence

South 66(degrees) 32' 55" west, by the said northerly R.O.W. of Will Street, a distance of 449.55 feet to a point at land now or formerly of Edgcomb Metals Company, thence;

North 23(degrees) 30' 00" west, by land of the said Edgcomb Metals Company, a distance of 723.24 feet, to a point, thence;

North 40(degrees) 56' 57" east, a distance of 25.49 feet to a point on the southerly right-of-way of Ledge Street, thence;

North 66(degrees) 30' 40" east, by the said southerly R.O.W. of Ledge Street, a distance of 186.63 feet to a point at land now or formerly of Trigate Properties, thence;

South 23(degrees) 29' 30" east, by the said land of Trigate Properties, a distance of 165.00 feet to a point, thence;

North 66(degrees) 30' 40" east, by the said land of Trigate Properties, a distance of 240.00 feet to a point on the said westerly R.O.W. of Simon Street, thence;

South 23(degrees) 29' 30" east, by the said westerly R.O.W. of Simon Street, a distance of 569.50 feet to the point of beginning.

Containing 6.667 acres or 290,429 square feet and being shown as Deed Tract I, II, III and IV on a plan entitled "Boundary Plan of Map E Lot 149 and Map 87 Lot 252" in Nashua, N.H., prepared for Apex Telecommunications Manufacturing Inc., by DuBois and King, Inc. Scale I" = 50', Dated September 27, 1999.